MERRY LAND & INVESTMENT COMPANY, INC.

                       EMPLOYEE STOCK OWNERSHIP PLAN

              Amended and Restated effective August 31, 1998

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                            TABLE OF CONTENTS
                                                                    Page


SECTION 1.  NATURE OF PLAN.............................................1

SECTION 2.  DEFINITIONS................................................1

  2.1 DEFINITIONS......................................................1
  2.2 GENDER AND NUMBER................................................8
  2.3 CROSS-REFERENCES.................................................8

SECTION 3. ELIGIBILITY AND MEMBERSHIP..................................8

  3.1 ELIGIBILITY AND MEMBERSHIP.......................................8
  3.2 TERMINATION OF MEMBERSHIP........................................8
  3.3 REEMPLOYMENT OF FORMER MEMBERS...................................8
  3.4 TRANSFER OF EMPLOYMENT TO ANOTHER EMPLOYER.......................8
  3.5 MEMBER WHO CEASES TO BE AN EMPLOYEE..............................9
  3.6 TRANSFER OF EMPLOYMENT TO AN AFFILIATE WHICH
      HAS NOT ADOPTED THE PLAN.........................................9
  3.7 VETERANS' PROTECTED BENEFITS.....................................9

SECTION 4.  CONTRIBUTIONS..............................................9

  4.1 EMPLOYER CONTRIBUTIONS...........................................9
  4.2 TIME OF PAYMENT AND FORM OF EMPLOYER CONTRIBUTIONS..............10
  4.3 MEMBER CONTRIBUTIONS............................................10

SECTION 5.  INVESTMENT OF TRUST ASSETS; ACQUISITION LOANS.............10

  5.1 INVESTMENT OF TRUST FUND........................................10
  5.2 ACQUISITION LOANS...............................................10

SECTION 6.  MEMBER ACCOUNTS...........................................13

  6.1 MAINTENANCE OF MEMBER ACCOUNTS..................................13
  6.2 STOCK ACCOUNTS; ACQUISITION LOAN SUSPENSE ACCOUNT...............13
  6.3 OTHER INVESTMENTS ACCOUNT.......................................14
  6.4 ALLOCATIONS TO MEMBER ACCOUNTS..................................14
  6.5 MAXIMUM BENEFIT AND CONTRIBUTION LIMITATIONS....................17

SECTION 7.  VOTING RIGHTS; EXPENSES; STOCK PURCHASE RIGHTS, ETC.......21

  7.1 VOTING RIGHTS...................................................21
  7.2 EXPENSES........................................................21

SECTION 8.  VESTED PORTION OF MEMBER ACCOUNTS.........................22

  8.1 STOCK ACCOUNTS; OTHER INVESTMENTS ACCOUNTS......................22
  8.2 BREAKS IN SERVICE...............................................23

SECTION 9. DETERMINATION AND DISTRIBUTION OF BENEFITS.................24

  9.1 DISTRIBUTIONS PRIOR TO TERMINATION OF EMPLOYMENT................24
  9.2 DETERMINATION OF BENEFITS UPON RETIREMENT.......................24
  9.3 DETERMINATION OF BENEFITS UPON DEATH............................25
  9.4 DETERMINATION OF BENEFITS IN THE EVENT OF TOTAL DISABILITY......25
  9.5 DETERMINATION OF BENEFITS UPON TERMINATION FOR REASONS OTHER
      THAN RETIREMENT, DEATH, OR TOTAL DISABILITY.....................25
  9.6 METHODS OF DISTRIBUTION.........................................26
  9.7 DESIGNATION OF BENEFICIARY......................................28
  9.8 DISTRIBUTION FOR MINOR BENEFICIARY..............................28
  9.9 PROOF OF DEATH AND RIGHT OF BENEFICIARY OR OTHER PERSON.........29
  9.10 REEMPLOYMENT OF FORMER MEMBER..................................29
  9.11 OPTION TO REQUIRE EMPLOYER TO PURCHASE STOCK...................29
  9.12 RIGHT OF FIRST REFUSAL TO PURCHASE STOCK.......................30
  9.13 NO OTHER RIGHTS TO PUT OR CALL STOCK...........................30
  9.14 DISTRIBUTIONS TO QUALIFIED MEMBERS.............................31
  9.15 ELIGIBLE ROLLOVER DISTRIBUTIONS................................32

SECTION 10.  ACCOUNTS AND RECORDS OF THE PLAN.........................33

SECTION 11.  ADMINISTRATION...........................................33

  11.1 ESOP PLAN COMMITTEE............................................33
  11.2 ADMINISTRATIVE RESPONSIBILITY OF THE BOARD OF DIRECTORS........33
  11.3 DUTIES OF THE COMMITTEE........................................33
  11.4 DELEGATION AND ALLOCATION OF RESPONSIBILITIES OF THE COMMITTEE.34
  11.5 COMPENSATION AND EXPENSES......................................35
  11.6 MANNER OF ACTION...............................................35
  11.7 DISQUALIFICATION OF A MEMBER...................................35
  11.8 RECORDS........................................................35
  11.9 APPLICATION FOR BENEFITS.......................................35
  11.10 APPEALS FROM DENIAL OF CLAIMS.................................36
  11.11 FACILITY OF PAYMENT...........................................36

SECTION 12.  CONTROL AND MANAGEMENT OF ASSETS.........................37

  12.1 CUSTODY OF ASSETS..............................................37
  12.2 DUTIES OF TRUSTEE..............................................37
  12.3 AUTHORITY OF THE BOARD OF DIRECTORS............................37

SECTION 13.  AMENDMENT AND TERMINATION................................37

  13.1 FUTURE OF PLAN.................................................37
  13.2 CONTINUED QUALIFICATION OF PLAN................................37
  13.3 TERMINATION OF PLAN............................................38

SECTION 14.  FIDUCIARY LIABILITY INSURANCE AND INDEMNIFICATION........38

  14.1 FIDUCIARY LIABILITY INSURANCE..................................38
  14.2 INDEMNITY......................................................39

SECTION 15.  TOP HEAVY PROVISIONS.....................................39

  15.1 TOP HEAVY PLAN REQUIREMENTS....................................39
  15.2 DEFINITIONS....................................................40
  15.3 DETERMINATION OF TOP HEAVY PLAN................................42
  15.4 TOP HEAVY VESTING REQUIREMENT..................................42
  15.5 TOP HEAVY MINIMUM CONTRIBUTION REQUIREMENT.....................43
  15.6 TOP HEAVY LIMITATION ON COMPENSATION REQUIREMENT...............44

15.7   TOP HEAVY ADJUSTMENTS IN THE MAXIMUM BENEFIT AND CONTRIBUTION
LIMITATIONS...........................................................45

SECTION 16.  MISCELLANEOUS............................................45

  16.1 REPRESENTATIONS TO FIDUCIARIES.................................45
  16.2 STANDARD OF FIDUCIARY CONDUCT..................................45
  16.3 LIMITATION ON LIABILITY........................................45
  16.4 INTERPRETATION OF PLAN.........................................46
  16.5 NOTICE OF ADDRESS..............................................46
  16.6 FUND TO BE FOR THE EXCLUSIVE BENEFIT OF MEMBERS................46
  16.7 RESTRICTIONS ON ALIENATION.....................................46
  16.8 NO ENLARGEMENT OF EMPLOYEE RIGHTS..............................47
  16.9 HEADINGS.......................................................47
  16.10 PLAN CONTINGENT UPON INTERNAL REVENUE SERVICE APPROVAL........47


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                   MERRY LAND & INVESTMENT COMPANY, INC.
                       EMPLOYEE STOCK OWNERSHIP PLAN

             (Amended and Restated Effective August 31, 1998)

                        SECTION 1.  NATURE OF PLAN

   Merry Land & Investment Company, Inc. maintains an employee stock ownership plan that was established for the benefit of its eligible Employees effective as of January 1, 1988, and which is amended and restated in its entirety as set forth herein effective as of the Effective Date, which plan is known as the MERRY LAND & INVESTMENT COMPANY, INC. EMPLOYEE STOCK OWNERSHIP PLAN (hereinafter referred to as the "Plan"). The Plan is designed to invest primarily in Stock (as defined in subsection 2.1). To facilitate investments by the Plan in Stock, the Plan and the related Trust are authorized to receive loans (and other extensions of credit) to finance the acquisition of Stock ("Acquisition Loans," as further defined in subsection 2.1). The Plan constitutes a stock bonus plan established pursuant to section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), is intended to be funded with contributions that qualify for the income tax deduction provided for in section 404 of the Code, is intended to constitute an employee stock ownership plan under section 407(d)(6) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and, to the extent that the acquisition of Stock is financed through one or more Acquisition Loans, is intended to constitute an employee stock ownership plan under section 4975(e)(7) of the Code.

                          SECTION 2.  DEFINITIONS

2.1 DEFINITIONS. Whenever used in the Plan the following terms shall have the respective meanings set forth below unless otherwise expressly provided herein or unless a different meaning is plainly required by the context:

     (a) "ACQUISITION LOAN" means a loan (or other extension of credit) made to the Trust for the purpose of financing the acquisition of Stock pursuant to and in accordance with the Plan, which loan may constitute an extension of credit to the Trust from a "party in interest" (as defined in section 3(14) of ERISA) or a "disqualified person" (as defined in section 4975(e)(2) of the Code), and is intended to fall within the scope of the exemptions set forth in section 408(b)(3) of ERISA and section 4975(d)(3) of the Code.

     (b) "AFFILIATED CORPORATION" or "AFFILIATE" means any corporation, or any trade or business, if it and the Plan Sponsor are members of a controlled group of corporations, or are under common control, or are members of an affiliated service group, within the meaning of sections 414(b), 414(c), 414(m) or 414(o) of the Code, respectively; provided, however, that for purposes of subsection 6.5, the definitions prescribed by sections 414(b) and 414(c) of the Code shall be modified as provided by section 415(h) of the Code.

     (c) "ANNIVERSARY DATE" means the last day of the Plan Year; provided, however, that solely with respect to the allocation of Forfeitures, pursuant to subsection 6.4(b), during the Plan Year ending December 31, 1998, Anniversary Date shall mean August 31, 1998, and the last day of the Plan Year.

     (d) "BENEFICIARY" means the person, persons, or entity, including one or more trusts, last designated by a Member on a form supplied by the Committee as a beneficiary, co-beneficiary, or contingent beneficiary to receive benefits payable under the Plan in the event of the death of the Member; provided, however, that in the case of a married Member, the Beneficiary shall be such Member's surviving spouse, unless there is no surviving spouse, or unless the surviving spouse consents, in the manner described in the next following sentence, to the designation of another Beneficiary or Beneficiaries. No designation by a married Member of a Beneficiary or Beneficiaries other than his surviving spouse shall take effect unless the spouse consents in writing to such designation, and the spouse's consent acknowledges the effect of such designation and is witnessed by a Plan representative or a notary public, or it is established to the satisfaction of a Plan representative that such consent may not be obtained because there is no spouse, because the spouse cannot be located, or because of such other circumstances as may be prescribed by regulations under section 417(a)(2) of the Code. Any consent by a spouse (or establishment that the consent of a spouse may not be obtained) under the preceding sentence shall be effective only with respect to such spouse. If no such designation is in effect at the time of death of the Member, or if no person, persons, or entity so designated shall survive the Member, the Beneficiary shall be the Member's surviving spouse, if any, or if there shall be no such surviving spouse, the Beneficiary shall be the estate of the Member.

     (e) "BOARD OF DIRECTORS" means the Board of Directors of the Plan Sponsor, including any committee appointed by the Board of Directors.

     (f) "BREAK IN SERVICE" means a Plan Year during which an Employee is not credited with more than 500 Hours of Service with the Employer or an Affiliate.

     (g) "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

     (h) "COMMITTEE" or "ESOP PLAN COMMITTEE" means the Committee appointed pursuant to subsection 11.1.

     (i) "COMPENSATION" means, for purposes of Plan Years commencing on or after January 1, 1997, the total amount of all payments made by the Employer to a Member for services rendered to the Employer, excluding overtime, bonuses and extraordinary commissions (if any), but including any portion of the Member's compensation that is deferred pursuant to a salary reduction agreement under any plan of the Employer described in section 401(k), 402(h), 414(h) or 125 of the Code. Compensation shall not include expense reimbursement, fringe benefits (taxable or nontaxable), director's fees, contributions made by the Employer under the Plan, payments made by the Employer for group insurance, hospitalization and like benefits, nor contributions made by the Employer under any other employee benefit plan it maintains. Furthermore, for purposes of a contribution or an allocation under the Plan based on Compensation, Compensation shall only include amounts actually paid to or for an Employee during the period he is a Member in the Plan. For purposes of this subsection 2.1(i), Compensation with respect to any Plan Year commencing on or after January 1, 1994, shall not exceed the first $150,000 of such Compensation (as adjusted from time to time by the Secretary of the Treasury).

     (j) "EFFECTIVE DATE" means August 31, 1998, the effective date of this amended and restated Plan; provided, however, that any provision which is contained in this amended and restated Plan (as the same may be further amended from time to time) and which is required to be effective before August 31, 1998, in order to retain the qualification of the Plan under section 401(a) of the Code shall, nevertheless, be effective as of its required effective date under the Code.

     (k) "EMPLOYEE" means any person who is employed by the Employer, excluding (i) any person who is included in a unit of employees covered by a collective bargaining agreement between employee representatives and the Employer where retirement benefits were the subject of good faith bargaining between such employee representatives and the Employer, unless such collective bargaining agreement expressly provides for the inclusion of such person as a Member under the Plan, (ii) any person who performs services for the Employer and is classified by the Employer as an independent contractor, and (iii) any leased employee within the meaning of Code section 414(n.

     (l) "EMPLOYER" means the Plan Sponsor, Merry Land Apartment Communities, Inc. and ML Services, Inc. through the Effective Time (as defined in the Merger Agreement), and any Affiliate which adopts the Plan and becomes a party to it with the approval of the Board of Directors; provided, however, that an entity will cease to be an Employer when it ceases to be an Affiliate.

     (m) "EMPLOYER CONTRIBUTIONS" means the contributions made by the Employer to the Plan on behalf of the Members pursuant to subsection 4.1.

     (n) "ENTRY DATE" means each January 1 and July 1 of a Plan Year, so long as this Plan shall remain in effect.

     (o) "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

     (p) "FAIR MARKET VALUE" means the fair market value of Stock, as determined by the Trustee in accordance with the Plan, Trust and applicable law.

     (q) "FINANCED SHARES" means shares of Stock acquired by the Trust with the proceeds of an Acquisition Loan, whether or not pledged as collateral to secure the repayment of such Acquisition Loan.

     (r) "FISCAL YEAR" means the Employer's accounting year of  twelve
         (12) calendar months commencing on January 1{st} and ending on December 31{st}.

     (s) "FIVE-YEAR BREAK IN SERVICE" means any period of five (5) consecutive one-year Breaks in Service.

     (t) "FORFEITURE" means that portion of  a  Member Account that is
         not   vested,   which   portion  is  forfeited  pursuant   to
         subsection 9.5.

     (u) "FORFEITURE SUSPENSE ACCOUNT" means an account to which Forfeitures are credited pursuant to subsection 9.5.

     (v) "FORMER MEMBER" means a person who was a Member, but who has ceased to be a Member as provided in subsection 3.2.

     (w) "HOUR OF SERVICE" means (i) each hour for which an Employee is directly or indirectly compensated (or entitled to compensation) by the Employer or an Affiliate for the performance of duties during the applicable computation period; (ii) each hour for which an Employee is directly or indirectly compensated (or entitled to compensation) by the Employer or an Affiliate for reasons other than performance of duties (such as vacation, holidays, sickness, disability, lay-off, military duty, or leave of absence) during the applicable computation period; and (iii) each hour for which back pay is awarded or agreed to by the Employer or an Affiliate, without regard to mitigation. Notwithstanding
         (ii) above, (a) no more than 501 Hours of Service are required to be credited to an Employee on account of any single continuous period during which the Employee performs no duties (whether or not such period occurs in a single computation period), (b) an hour for which an Employee is directly or indirectly paid, or entitled to payment, on account of a period during which no duties are performed is not required to be credited to the Employee if such payment is made or due under a plan maintained solely for the purpose of complying with applicable workers' compensation, or unemployment compensation, or disability insurance laws; and
         (c) Hours of Service are not required to be credited for a payment which solely reimburses an Employee for medical or medically-related expenses incurred by the Employee. For purposes of this definition, a payment shall be deemed to be made by or due from the Employer or an Affiliate regardless of whether such payment is made by or due from the Employer or Affiliate directly, or indirectly through, among others, a trust fund, insurer, or other entity to which the Employer or Affiliate contributes or pays premiums, and regardless of whether contributions made or due to such trust fund, insurer, or other entity are for the benefit of a particular Employee or on behalf of a group of Employees in the aggregate. Hours of Service must be counted for the purposes of determining a Year of Service, a Break in Service, and an Employee's employment commencement date (or reemployment commencement date). In the case of each Employee who is not on a Leave of Absence but who is absent from work without pay for any period by reason of the pregnancy of the Employee, by reason of the birth of a child of the Employee, by reason of the placement of a child with the Employee in connection with the adoption of such child by such Employee, or for purposes of caring for such child for a period beginning immediately following such birth or placement, there shall be treated as Hours of Service, solely for purposes of determining whether a Break in Service has occurred, the Hours of Service which otherwise would normally have been credited to such Employee but for such absence (or, in any case in which the Committee is unable to determine the Hours of Service which otherwise would normally have been credited to such Employee but for such absence, eight Hours of Service per day of such absence); provided, however, that the total number of hours treated as Hours of Service under this sentence by reason of any such pregnancy or placement shall not exceed 501 hours; and provided, further, that no Hours of Service shall be credited pursuant to this sentence unless the Employee furnishes to the Committee such timely information as the Committee may reasonably require o establish that the absence from work is for reasons referred to in this sentence, and the number of days for which there was such an absence. The hours described in the preceding sentence shall be treated as Hours of Service only in the Plan Year in which the absence from work begins, if an Employee would be prevented from incurring a Break in Service in such Plan Year solely because the period of absence is so treated as Hours of Service, or, in any other case, in the immediately following Plan Year. The provisions of Department of Labor Regulations 2530.200b-2(b) and (c) are incorporated herein by reference.

     (x) "LATE  RETIREMENT DATE" means the  first  day  of  the  month
         coinciding   with   or   next  following  a  Member's  actual
         retirement after having reached his Normal Retirement Date.

     (y) "LEAVE OF ABSENCE" means (i) a leave of absence of a Member approved by the Employer or an Affiliate in accordance with rules of uniform and nondiscriminatory application to all Members similarly situated; or (ii) a leave of absence of a Member due to active duty for training or service in the armed forces of the United States, including a reserve component thereof or the Public Health Service, provided that the Member makes application for reemployment by the Employer or an Affiliate while he is entitled to reemployment rights under federal law.

     (z) "MEMBER" means any person who has satisfied the eligibility and membership requirements of the Plan, and whose membership has not terminated.

     (aa) "MEMBER ACCOUNT" means the separate account maintained for each Member that represents his total interest in the Trust Fund, which account shall be divided into two sub-accounts: the Stock Account; and the Other Investments Account.

     (bb) "MERGER AGREEMENT" means the Agreement and Plan of Merger between Equity Residential Properties Trust and Merry Land & Investment Company, Inc., dated as of July 8, 1998, and the First Amendment thereto.

     (cc) "NORMAL RETIREMENT AGE" means a Member's 65{th} birthday.

     (dd) "NORMAL RETIREMENT DATE" means the date a Member attains Normal Retirement Age.

     (ee) "OTHER INVESTMENTS ACCOUNT" means the sub-account of a Member Account that reflects the Member's interest in the Plan attributable to assets of the Trust Fund other than Stock.

     (ff) "PLAN SPONSOR" means Merry Land & Investment Company, Inc. until October 15, 1998, and Merry Land Properties, Inc. on and after October 15, 1998.

     (gg) "PLAN YEAR" means the annual accounting period of the Plan commencing on January 1{st} of each year and ending on December 31{st} of the same year.

     (hh) "SERVICE" means employment with the Employer and with any Affiliate.

     (ii)  "STOCK"  means  (i)  shares  of  voting common  stock  that
         constitute  "employer  securities"  within   the  meaning  of
         section 409(l) of the Code and "qualifying employer securities" within the meaning of section 4975(e)(8) of the Code and section 407(d)(5) of ERISA, and (ii) for a period of twelve (12) months from the Effective Time (as defined in the Merger Agreement), common shares of beneficial interest of Equity Residential Properties Trust.

     (jj) "STOCK ACCOUNT" means the sub-account of a Member Account that reflects the Member's interest in Stock that is held in the Trust Fund.

     (kk) "TOTAL DISABILITY" means a total mental or physical disability which prevents a Member from engaging in any occupation or employment for wages or profit and which constitutes "total disability" within the meaning of the federal Social Security Act.

     (ll) "TRUST" means the Merry Land & Investment Company, Inc. Employee Stock Ownership Plan Trust created and maintained pursuant to the Trust Agreement.

    (mm) "TRUST AGREEMENT" means the agreement entered into between the Employer and the Trustee pursuant to Section 12, as amended from time to time.

    (nn) "TRUST FUND" means the Stock, cash, and other assets of the Plan held and administered by the Trustee for the benefit of the Members and their Beneficiaries pursuant to the Trust Agreement.

     (oo) "TRUSTEE" means the Trustee or Trustees appointed by the Employer to hold the Trust Fund pursuant to Section 12.

     (pp) "VALUATION DATE" means the last business day of each Plan Year and such other dates as the Committee shall designate from time to time.

     (qq) "VESTED BENEFIT" means that portion of a Member Account that is nonforfeitable.

     (rr)  "YEAR OF SERVICE" means the computation  period  of  twelve
         (12) consecutive months, as herein set forth, during which an Employee has at least 1,000 Hours of Service.

         For purposes of eligibility for participation, the initial computation period shall begin with the date on which the Employee first performs an Hour of Service. Upon completion of the initial computation period, the participation computation period shall be the twelve (12) consecutive month period ending on each anniversary of the date the initial participation computation period ended.

         For vesting purposes, a Year of Service shall be a Plan Year in which an Employee completes at least 1000 Hours of Service.

         Service with the Employer and with any Affiliate both prior to the initial effective date of the Plan and subsequent to such date shall be recognized for purposes of determining Years of Service. Service with the Employer also shall include service with each predecessor of the Employer.

2.2 GENDER AND NUMBER. Whenever used herein, a masculine pronoun shall be deemed to include the feminine pronoun, a singular word shall be deemed to include the singular and plural, and a plural word shall be deemed to include the singular and plural in all cases where the context requires.

2.3     CROSS-REFERENCES.    References   herein   to   "Section"   or
"subsection" shall refer to the referenced Section or subsection of this Plan unless otherwise indicated.

                  SECTION 3.  ELIGIBILITY AND MEMBERSHIP

3.1 ELIGIBILITY AND MEMBERSHIP. Each person who was a Member in the Plan immediately prior to the Effective Date shall continue to be a Member hereunder, according to the terms of this amended and restated Plan. Any other person who is an Employee shall become a Member on the first Entry Date coincident with or next following the date on which he completes one Year of Service and attains age twenty-one (21); provided that he is employed by the Employer on such Entry Date. If an Employee completes the requirements for participation but is not employed on the applicable Entry Date when he would have become a Member, he shall become a Member on the date he subsequently completes an Hour of Service. An Employee shall automatically become a Member on the applicable Entry Date without any requirement for an application or any other action by the Employee.

3.2 TERMINATION OF MEMBERSHIP. Each Member shall remain a Member such time as he has received a complete distribution (or is deemed to have received a complete distribution) of his vested Member Account.

3.3 REEMPLOYMENT OF FORMER MEMBERS. Any Former Member who is subsequently reemployed by the Employer and again becomes an Employee shall immediately be eligible to again become a Member on the date of his reemployment by the Employer, without any requirement for an application or any other action by the Employee. For purposes of participation in the Plan, the Plan shall not apply any Break in Service rule.

3.4 TRANSFER OF EMPLOYMENT TO ANOTHER EMPLOYER. A Member who transfers employment from one Employer to another Employer, and who becomes an Employee of such other Employer, shall continue to be a Member and shall continue to share in the allocation of Employer Contributions, without interruption.

3.5 MEMBER WHO CEASES TO BE AN EMPLOYEE. The amounts credited to the Member Account of a Member who remains in the employ of the Employer but who ceases to be an Employee shall remain invested under the Plan as long as the Member is employed by the Employer or an Affiliate; provided, however, that no further Employer Contributions or Forfeitures shall be credited to such Member unless and until such Member again becomes an Employee. Any Member who either terminates employment or becomes an employee of Equity Residential Properties Trust or Equity Residential Properties Management Limited Partnership, as a direct result of the transactions contemplated by the Merger Agreement, shall cease to be a Member as of the last day of the Plan Year which includes the Effective Time (as such term is defined in the Merger Agreement).

3.6 TRANSFER OF EMPLOYMENT TO AN AFFILIATE WHICH HAS NOT ADOPTED THE PLAN. The amounts credited to the Member Account of a Member who transfers employment from the Employer to an Affiliate which has not adopted the Plan shall remain invested under the Plan as long as the Member is employed by the Affiliate; provided, however, that no further Employer Contributions made to the Plan shall be credited to such Member unless and until such Member is reemployed by an Employer and again becomes an Employee.

3.7 VETERANS' PROTECTED BENEFITS. Notwithstanding any provision of this Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with section 414(u) of the Code.

                         SECTION 4.  CONTRIBUTIONS

4.1 EMPLOYER CONTRIBUTIONS. For each Plan Year during which the Plan is in effect, such amount as shall be determined either by the Board of Directors or under a formula adopted and approved by the Board of Directors shall be contributed to the Plan on behalf of the Members. Notwithstanding the foregoing, however, the Employer Contribution for any Plan Year shall not in any event exceed the maximum amount allowable as a deduction to the Employer under the provisions of section 404 of the Code. The Trustee shall have no right or duty to inquire into the amount of the Employer Contribution or the method used in determining the amount of the Employer Contribution for any Plan Year, but shall be accountable only for funds and other property actually received by the Trustee from the Employer. Employer Contributions to be made hereunder shall be made by the Plan Sponsor and/or by any Affiliates that are Employers. The Board of Directors, in its sole discretion, may determine that the Plan Sponsor shall pay that portion of the Employer Contribution that is allocable (as determined in subsection 6.4(a) below) to Members who are employed by one or more Affiliates that are Employers, provided that such payment is allowable as a deduction under the provisions of section 404 of the Code.

4.2 TIME OF PAYMENT AND FORM OF EMPLOYER CONTRIBUTIONS. Employer Contributions for each Plan Year shall be paid to the Trustee not later than the time prescribed by law, including permitted extensions of time, for the filing of the Employer's federal income tax return for the Fiscal Year with respect to which such Employer Contribution is made. Employer Contributions may be paid to the Trustee in cash or in shares of Stock, as determined by the Board of Directors in its sole discretion.

4.3 MEMBER CONTRIBUTIONS. No Member shall be required or permitted to make contributions to this Plan.

         SECTION 5.  INVESTMENT OF TRUST ASSETS; ACQUISITION LOANS

5.1 INVESTMENT OF TRUST FUND. The Plan is designed to invest primarily in Stock. The Trustee may also invest assets held as part of the Trust Fund in such other investments as the Trustee may deem appropriate and prudent. The Trustee may purchase shares of Stock in the open market or from any person including, but not limited to, the Plan Sponsor, an Employer or from any "party in interest" (as defined in section 3(14) of ERISA) or "disqualified person" (as defined in section 4975(e)(2) of the Code). The Trustee may invest and hold up to 100% of the Trust Fund in Stock.

 5.2 ACQUISITION LOANS. The Employer may direct the Trustee to incur Acquisition Loans from time to time to finance the acquisition by the Trust Fund of shares of Stock ("Financed Shares") or to repay a prior Acquisition Loan. An Acquisition Loan may be made by a "party in interest" (as defined in section 3(14) of ERISA) or a "disqualified person" (as defined in section 4975(e)(2) of the Code) and may be guaranteed by any Employer and/or one or more Affiliates and shall, to the extent necessary to avoid a nonexempt prohibited transaction under ERISA section 406 and/or Code section 4975, comply with the requirements for an "exemption loan" under ERISA section 408(b)(3) and/or Code section 4975(d)(3), and the regulations thereunder. Any Acquisition Loan must be primarily for the benefit of the Members and their Beneficiaries. In furtherance of the foregoing, the interest rate payable with respect to any Acquisition Loan and the price of any Stock to be acquired with the proceeds thereof shall not be such that the Trust Fund might be "drained off" (as such term is used in the applicable regulations under section 4975 of the Code), and the terms of any Acquisition Loan, whether or not the lender is a "party in interest" (as defined in section 3(14) of ERISA) or a "disqualified person" (as defined in section 4975(e)(2) of the Code), must, at the time such Acquisition Loan is made, be at least as favorable to the Trust Fund as the terms of a comparable loan resulting from arm's-length negotiations between independent parties would be. An Acquisition Loan may be secured by a collateral pledge of the Financed Shares acquired with the proceeds of such Acquisition Loan (or any prior Acquisition Loan repaid with the proceeds from such Acquisition
Loan). No other assets of the Trust Fund (including any other shares of Stock held as part of the Trust Fund) may be pledged as collateral for an Acquisition Loan. An Acquisition Loan shall be for a specific term, shall bear a reasonable rate of interest, and shall not be payable upon demand except in the event of a default, provided, however, that if the Acquisition Loan lender is a "party in interest" (as defined in section 3(14) of ERISA) or a "disqualified person" (as defined in section 4975(e)(2) of the Code), the Acquisition Loan shall be payable upon demand in the event of a default only to the extent of any default in any required payments due and payable under such Acquisition Loan (without regard to any rights of acceleration on the part of the lender). An "exempt loan" under ERISA section 408(b)(3) and/or Code section 4975(d)(3) and the regulations thereunder must be without recourse against the Plan, and no person entitled to payment under such loan shall have any right to assets of the Plan other than
(i) collateral given for such loan, (ii) contributions (other than contributions of Stock) that are made under the Plan Plan to meet its obligations under the loan, and (iii) earnings attributable to such collateral and the investment of such contributions. The payments made with respect to an "exempt loan" by the Plan during a Plan Year must not exceed an amount equal to the sum of such contributions and earnings received during or prior to the Plan Year less such payment in prior Plan Years. Such contributions and earnings must be accounted for separately on the books of account of the Plan until the loan is repaid. Any pledge of Financed Shares as collateral for an Acquisition Loan shall provide that the value of the Financed Shares subject to such pledge transferred in satisfaction of the Acquisition Loan upon a default on such Acquisition Loan shall not exceed the amount of such default. Any pledge of Financed Shares as collateral for an Acquisition Loan shall also provide for the release of the Financed Shares so pledged on a pro-rata basis as principal and interest on such Acquisition Loan is paid by the Trustee, with the number of Financed Shares to be released from any such pledge in any Plan Year to be determined by multiplying (i) the total number of Financed Shares subject to such pledge immediately prior to the release for such Plan Year by (ii) a fraction, the numerator of which is the amount of principal and interest paid on such Acquisition Loan for such Plan Year, and the denominator of which is the sum of the numerator plus all principal and interest to be paid with respect to such Acquisition Loan for all future years of the term of such Acquisition Loan (without regard to any possible extensions or renewal periods); provided, however, that any pledge of Financed Shares as collateral for an Acquisition Loan may provide that the number of Financed Shares to be released from encumbrance is determined solely with reference to principal payments provided that: (i) the Acquisition Loan provides for annual payments of principal and interest at a cumulative rate that is not less rapid at any time than level annual payments of such amounts for ten (10) years;
(ii) interest included in any payment is disregarded only to the extent that it would be determined to be interest under standard loan amortization tables; and (iii) such release of Financed Shares from encumbrance determined solely with reference to principal payments will not be applied from the time that, by reason of a renewal, extension, or refinancing, the sum of the expired duration of the exempt loan, the renewal period, the extension period, and the duration of a new exempt loan exceeds ten (10) years. In the event that the interest rate payable with respect to such Acquisition Loan is variable, the interest to be paid in future years shall be determined for purposes of the preceding sentence as if the interest rate applicable with respect to such Acquisition Loan at the end of such Plan Year were to remain in effect over the remaining term of such Acquisition Loan. Payments of principal and/or interest on any Acquisition Loan shall be made by the Trustee only from (i) Employer Contributions paid in cash to enable the Trustee to repay such Acquisition Loan, (ii) any earnings of the Trust Fund attributable to such Employer Contributions, and (iii) any cash dividends received by the Trust Fund on Financed Shares pledged to secure the repayment of such Acquisition Loan. The Trustee may determine at any time in its discretion to pay principal and/or interest of an Acquisition Loan with proceeds from the sale or other disposition of Financed Shares pledged to secure the repayment of such Acquisition Loan.

5.3  MEMBER DIRECTION OF INVESTMENTS.

If the Committee so elects, this Plan may be operated in compliance with ERISA section 404(c) and the regulations thereunder, with respect to all or a percentage (as specified by the Committee) of the amounts allocated to Member Accounts as of January1, 1998, or such other dates as the Committee may specify. If the Committee so elects, the following shall also apply:

     (a) The Trustee shall be responsible for establishing the investment funds selected by the Committee. The Trustee also shall be responsible for implementing Members' investment instructions and shall comply with such instructions to the extent such instructions are consistent with ERISA and the regulations thereunder. The Committee is responsible for ensuring compliance with ERISA section 404(c) and the regulations thereunder in all other respects, including providing to Members all information required under such provisions.

     (b) The Committee shall select categories of investments that constitute a broad range of investment alternatives and which are sufficient to provide Members with a reasonable opportunity to materially affect the potential return on amounts in their Member Accounts and the degree of risk to which such amounts are subject. The Committee shall select at least three investment alternatives, each of which is diversified, has materially different risk and return characteristics and which will enable Members to minimize overall risk through diversification and achieve a portfolio with appropriate aggregate risk and return characteristics. Stock shall be included as an investment alternative. To the extent a Member's Member Account is invested in common shares of beneficial interest of Equity Residential Properties Trust, the Member may elect to rataiin those shares pursuant to this Section 5.3.

     (c) The  Committee  shall   provide   Members   with   sufficient
         information to make informed decisions with regard to investments in the investment alternatives available under the Plan in accordance with ERISA section 404(c) and the regulations thereunder.

     (d) Member elections may be changed more frequently than quarterly if the Committee determines, in its discretion, that it is appropriate in light of market conditions, subject, however, to any rules established by the Committee and any rules or restrictions of any insurance company or other entity serving as the manager or funding vehicle of any of the investment alternatives.

     (e) Amounts allocated to Member Accounts which are subject to Member direction of investments pursuant to this Section 5.3 shall be allocated (or transferred) to the Other Investment Accounts of the Members.

                        SECTION 6.  MEMBER ACCOUNTS

6.1 MAINTENANCE OF MEMBER ACCOUNTS. The Committee shall establish and maintain in the name of each Member a Member Account, which Member Account shall be composed of two sub-accounts: a Stock Account and an Other Investments Account. The Committee shall credit to such Member Accounts, as of each Anniversary Date, all amounts allocated to each such Member as hereinafter set forth.

6.2     STOCK ACCOUNTS; ACQUISITION LOAN SUSPENSE ACCOUNT.

     (a) The Stock Account maintained for each Member shall be credited at least annually, as determined by the Committee or as otherwise provided herein, (i) with the Member's allocable share of Stock (including fractional shares) acquired by the Trust Fund with Employer Contributions (including contributions in kind) or earnings thereon, or with amounts held in the Member's Other Investments Accounts, (ii) with any Forfeitures of Stock occurring during the Plan Year, and
         (iii) with any stock dividends received during the Plan Year on Stock allocated to the Member's Stock Account.

     (b) Any Financed Shares acquired with the proceeds of an Acquisition Loan or a prior Acquisition Loan refinanced with a new Acquisition Loan, whether or not pledged to secure repayment of an Acquisition Loan, shall be credited to a separate account (the "Acquisition Loan Suspense Account") and not to any Stock Accounts. A number of shares of Stock equal to the number of Financed Shares released from the pledge securing the repayment of an Acquisition Loan, as provided for in subsection 5.2 above (or, in the case of Financed Shares credited to the Acquisition Loan Suspense Account that are not pledged to secure repayment of an Acquisition Loan, that would have been so released had such Financed Shares been so pledged), shall be withdrawn from the Acquisition Loan Suspense Account as of the Anniversary Date for the Plan Year with respect to which such release occurs (or would have occurred) and shall be allocated to the Stock Accounts of the Members as of such Anniversary Date in the manner provided for in subsection 6.4 below.

6.3 OTHER INVESTMENTS ACCOUNT. The Other Investments Account maintained for each Member shall be credited (or debited) at least annually, as determined by the Committee or as otherwise provided herein, (i) with the Member's allocable share of the net income (or loss) of the Trust Fund, (ii) with any cash dividends received during the Plan Year on Stock allocated to the Member's Stock Account, (iii) with Employer Contributions made in cash, and (iv) with any Forfeitures from Other Investments Accounts occurring during the Plan Year. Each Other Investments Account will be debited for its share of any cash payments made for the acquisition of Stock or for the repayment of principal and interest on an Acquisition Loan.

6.4 ALLOCATIONS TO MEMBER ACCOUNTS. As more specifically set forth hereinafter, all allocations made pursuant to this subsection
6.4 as of each Anniversary Date that occurs within the Plan Year which includes the Effective Time (as such term is defined in the Merger Agreement), shall be made, subject to subsection 6.5, to the Member Accounts of eligible Members, including for this purpose any Member who either terminates employment or becomes an employee of Equity
Residential Properties Trust or Equity Residential Properties Management Limited Partnership, as a direct result of the transactions contemplated by the Merger Agreement. The allocations to Member Accounts for each Plan Year shall be made, subject to subsection 6.5, as follows:

     (a) EMPLOYER CONTRIBUTIONS. The Employer shall provide the Committee with all of the information required by the
         Committee to make a proper allocation of the Employer Contribution for each Plan Year. Upon receipt by the Committee of such information, the Committee shall allocate the Employer Contribution to the Member Accounts, effective as of the Anniversary Date of the Plan Year with respect to which such Employer Contribution is made, in the same proportion that each such Member's Compensation for such Plan Year bears to the aggregate Compensation of all Members for such Plan Year, provided, however, that a Member, other than a Member who terminated employment during such Plan Year due to retirement, death or Total Disability, who has less than 1,000 Hours of Service with the Employer (disregarding Hours of Service with any Affiliates that are not Employers) during any Plan Year shall not share in the Employer Contribution made for such Plan Year; and provided further that in no event shall more than one-third (1/3) of the aggregate amount of the Employer Contribution made for any Plan Year under this Plan, and under any other employee stock ownership plan or tax credit employee stock ownership plan (within the meaning of section 4975(e)(7) or 409 of the Code) maintained by the Employer or an Affiliate, be allocated, in the aggregate, to the Member Accounts of "highly compensated employees," as defined below. For purposes of this subsection 6.4(a), the term "highly compensated employee" for any Plan Year shall have the meaning prescribed by section 414(q) of the Code, and the Committee shall have discretion to determine whether to apply subclause (ii) of section 414(q)(1)(B) of the Code when determining who is a highly compensated employee for any Plan Year. Any portion of the Employer Contribution for a Plan Year that would be allocated to the Member Accounts of "highly compensated employees" were it not for the limitation on the maximum aggregate permitted amount of such allocation shall be allocated to the Member Accounts of the Members who otherwise share in the Employer Contribution for such Plan Year but who are not "highly compensated employees," with such allocation being made in the same proportion that each such Member's Compensation for such Plan Year bears to the total Compensation of all such Members who are not "highly compensated employees." To the extent that an Employer Contribution made for any Plan Year is applied to purchase Stock or is applied to pay principal and/or interest on an Acquisition Loan, with the result that shares of Stock are released from the Acquisition Loan Suspense Account, the shares of Stock so purchased or released shall be allocated among the Stock Accounts of the Members in the same manner and proportion as the Employer Contribution would be allocated. To the extent that an Employer Contribution made for any Plan Year is not applied to purchase Stock or to pay principal and/or interest on an Acquisition Loan, the Employer Contribution shall be allocated among the Other Investments Accounts of the Members in the manner set forth above.

     (b) FORFEITURES. As of each Anniversary Date, any Forfeitures credited to the Forfeiture Suspense Account as of such Anniversary Date shall be allocated among the Member Accounts in the same proportion that each such Member's Compensation for such Plan Year (or portion thereof) bears to the total Compensation of all Members for such Plan Year (or portion thereof), provided, however, that a Member, other than a Member who terminated employment during such Plan Year due to retirement, death or Total Disability, who has less than 1,000 Hours of Service with an Employer during any Plan Year or, to the extent that Forfeitures are allocated as of August 31, 1998, or are allocated with respect to any other portion of a Plan Year, less than a pro-rated number of Hours of Service which is the product of (i) 1,000 Hours of Service times (ii) a fraction, the numerator of which is the number of completed months within the portion of the Plan Year for which Forfeiture allocations are being made, and the denominator of which is twelve (12), (disregarding Hours of Service with any Affiliates that are not Employers), shall not share in the Forfeitures for such Plan Year (or portion thereof), and provided further that in the event the allocation of Forfeitures provided for herein shall cause the "annual addition" (as defined in subsection 6.5(a)) to any Member Account to exceed the amount allowable by the Code, the excess amount shall be reallocated as additional Forfeitures among all other Members who otherwise share in the allocation of Forfeitures for such Plan Year (or portion thereof). To the extent that any Forfeitures for any Plan Year (or portion thereof) consist of Stock, such Stock shall be allocated to the Stock Accounts of the Members sharing in such Forfeitures in the manner set forth above. Any Forfeitures from Other Investments Accounts shall be allocated among the Other Investments Accounts of the Members sharing in such Forfeitures in the manner set forth above.

     (c) DIVIDENDS. Any stock dividends received with respect to Stock shall be credited pro rata to the Member Accounts (or, in the case of Financed Shares securing the repayment of an Acquisition Loan, to the Acquisition Loan Suspense Account) to which the corresponding shares of Stock with respect to which such stock dividends are received are allocated as of the record date for which such stock dividends are declared. Any cash dividends received with respect to shares of Stock allocated to the Stock Accounts as of the record date for which such dividends are declared shall be allocated to the respective Other Investments Accounts of the Members to whose Stock Accounts such shares of Stock are allocated as of the record date for which such cash dividends are declared. Any cash dividends received with respect to shares of Stock either not allocated to Member Accounts, or allocated to the Acquisition Loan Suspense Account, as of the record date for which such dividends are declared shall be included in the computation of net income (or loss) of the Trust Fund and allocated as set forth in subsection 6.4(d) below, provided, however, that to the extent that any such cash dividends are applied to pay principal and/or interest on an Acquisition Loan, with the result that shares of Stock are released from the Acquisition Loan Suspense Account, the shares of Stock so released shall be allocated among the Stock Accounts of the Members in the same proportion that the balance of the Member Account of each such Member bears to the balance of the Member Accounts of all Members, determined in each case as of the immediately preceding Anniversary Date or other Valuation Date (reduced in each case by the amount of any distributions from any such Member Accounts since such Anniversary Date or other Valuation Date). Notwithstanding the foregoing, the Committee in its discretion may direct the Trustee to distribute dividends in cash to Members not later than ninety
         (90) days after the close of the Plan Year in which the dividends are paid, or to apply dividends toward the payment of principal and/or interest on the Acquisition Loan the proceeds of which were used to acquire the Financed Shares with respect to which the dividend is paid, whether or not such Financed Shares are allocated to Member Accounts; provided that, if the dividend applied toward the payment of principal and interest on an Acquisition Loan is paid with respect to a Financed Share that is allocated to a Member's Stock Account, then Stock with a Fair Market Value of not less than the amount of such dividend shall be allocated to such Member's Stock Account for the Plan Year such dividend otherwise would have been allocated to such Member.

     (d) NET APPRECIATION (OR DEPRECIATION) OF THE VALUE OF THE TRUST FUND. As of each Anniversary Date and each other Valuation Date, before the allocation of any Employer Contributions and Forfeitures as of such Date, any net appreciation (or net depreciation) in the value of the Trust Fund (taking into account expenses of the Plan, and excluding cash dividends with respect to shares of Stock allocated to the Stock Accounts of the Members as of the record date for which such dividends are declared, cash dividends with respect to shares of Stock allocated to the Acquisition Loan Suspense Account as of the record date for which such dividends are declared to the extent that such dividends are applied to pay principal and/or interest on an Acquisition Loan, and any other amount applied to pay principal and/or interest on an Acquisition Loan) shall be allocated among the Other Investments Accounts in the same proportion that the aggregate balance of the Stock Account and the Other
         Investments Account of each Member bears to the aggregate balance of the Stock Accounts and the Other Investments Accounts of all such Members, determined in each case as of the immediately preceding Anniversary Date or other Valuation Date (reduced in each case by the amount of any distributions from such Member Accounts since the Anniversary Date or other Valuation Date). Amounts allocated pursuant to the immediately preceding sentence shall include the amount of sale proceeds or Stock released from the Acquisition Loan Suspense Account, if any, from the sale or other disposition of shares of Stock allocated to the Acquisition Loan Suspense Account to the Acquisition Loan Suspense Account, to the extent that such proceeds exceed the amount required to satisfy the Acquisition Loan with respect to which such shares are pledged as collateral.

6.5     MAXIMUM BENEFIT AND CONTRIBUTION LIMITATIONS.

     (a) DEFINITIONS.   For  purposes  of  this  subsection  6.5,  the
         following  words  and  phrases  shall  have   the   following
         meanings:

         (i) "ANNUAL ADDITION" means, with respect to a Member covered by this Plan for any Plan Year, the sum of:

             (1) the amount of the Employer Contribution allocated  to
                his Member Account under this Plan, and all employer contributions made on his behalf to all other Defined Contribution Plans (as hereinafter defined), for such Plan Year, provided, however, that the portion, if any, of an Employer Contribution applied to pay interest on one or more Acquisition Loans not later than the time prescribed by law, including permitted extensions of time, for the filing of the Employer's federal income tax return for the Fiscal Year with respect to which such Employer Contribution is made shall not be taken into account for purposes of this clause (1);

             (2) the sum  of  all of his employee contributions to all
                Defined Contribution Plans for such Plan Year; and

             (3) the sum of his  allocable  share  of  all forfeitures
                under all Defined Contribution Plans for such Plan Year, provided, however, that Forfeitures shall not be taken into account for purposes of this clause (3) to the extent that such Forfeitures consist of shares of Stock purchased with the proceeds of one or more Acquisition Loans.

             Annual Additions shall not include any proceeds from the sale or other disposition of Financed Shares held in the Acquisition Loan Suspense Account to an unrelated third party in a bona fide commercial transaction.

         (ii) "DEFINED BENEFIT PLAN" means any employee pension plan established by the Employer or any Affiliated Corporation and qualified under section 401 of the Code, other than a Defined Contribution Plan.

         (iii) "DEFINED CONTRIBUTION PLAN" means the Plan and any other employee pension plan established by the Employer or any Affiliated Corporation and qualified under section 401 of the Code, which provides for an individual account for each member and for benefits based solely on the amount contributed to the member's account, and any income, expenses, gains and losses, and any forfeitures of accounts of other members, which may be allocated to such member's account.

         (iv) "415 COMPENSATION" means the Member's wages, salary, fees for professional service and other amounts received for personal services actually rendered in the course of employment with the Employer (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance, premiums, tips and bonuses), but shall not include contributions made by the Employer to a qualified plan of deferred compensation or a simplified employee pension to the extent such contributions are not includible in the Member's gross income or are deductible, distributions from any qualified plan of deferred compensation, amounts realized from the exercise of a non-qualified stock option, amounts realized when restricted stock (or property) held by the Member either becomes freely transferable or is no longer subject to a substantial risk of forfeiture, amounts realized from the sale, exchange and other disposition of stock acquired under a qualified stock option, and other amounts which receive special tax benefits, such as group-term life insurance. Notwithstanding the foregoing, for Plan Years beginning on or after January 1, 1998, 415 Compensation shall include (i) elective deferrals (as defined in section 402(g)(3) of the Code) and (ii) amounts contributed or deferred at the election of the Member and excludable from the gross income of the Member under section 125 of the Code.

     (b) COMBINING OF PLANS. For purposes of the limitations of this subsection 6.5, all Defined Benefit Plans (whether or not terminated) of the Employer and all Affiliated Corporations shall be treated as one Defined Benefit Plan, and all Defined Contribution Plans (whether or not terminated) of the Employer and all Affiliated Corporations shall be treated as one Defined Contribution Plan.

     (c) LIMITATION FOR THIS PLAN. In no event shall the Annual Addition with respect to a Member for any Plan Year exceed the lesser of: (i) $30,000; or (ii) 25% of such Member's 415 Compensation for such Plan Year. If for any Plan Year the limitation of this subsection 6.5(c) shall be exceeded for any Member, then to the extent necessary to eliminate such excess, after first applying the relevant provisions of all other Defined Contribution Plans that are applicable in the event any such excess arises, and then applying the provisions of paragraph (b) of subsection 6.4 above, the amount of the Employer Contribution allocated to the Member Account of such Member shall be reduced, and the amount of any such reduction shall be allocated and reallocated to the Member Accounts of the other Members as provided for in subsection 6.4(a) above to the extent possible without causing the limitations of this subsection 6.5(c) to be exceeded with respect to such other Members, and to the extent that the amount of any such reduction cannot be allocated to the Member Accounts of the other Members by reason of such limitations, such unallocated amount shall be credited to and held in a "suspense account" and shall be allocated and reallocated to the Member Accounts of the Members for the next Plan Year pursuant to subsection 6.4(a) above prior to the allocation of the Employer Contribution for such Plan Year.

     (d) LIMITATION ON BENEFITS IF COVERED UNDER THIS PLAN AND A DEFINED BENEFIT PLAN. For Plan Years beginning prior to January 1, 2000, in addition to the limitation in subsection 6.5(c), if a Member in this Plan is also included in a Defined Benefit Plan maintained by the Employer or an Affiliated Corporation, the maximum amount which may be allocated to his Member Account in any Plan Year and/or his projected annual benefit under the Defined Benefit Plan shall be limited as follows:

         (i) First, there shall be computed with respect to the Defined Contribution Plan for each Plan Year a fraction (the "Defined Contribution Fraction") the numerator of which is the sum of all of the Annual Additions under this Plan and under all other Defined Contribution Plans determined as of the close of such Plan Year, and the denominator of which is the sum of the lesser of the following amounts for such Plan Year and for each prior Plan Year of the Member's employment with the Employer or an Affiliated Corporation:

              (1) the product of 1.25 multiplied by the dollar limitation in effect under section 415(c)(1)(A) of the Code (determined without regard to section 415(c)(6) of the Code) for such Plan Year, or

              (2) the product of 1.4 multiplied by 25% of the Member's 415 Compensation for such Plan Year;

         (ii) Second, there shall be computed with respect to the Defined Benefit Plan for each Plan Year a fraction (the "Defined Benefit Fraction") the numerator of which is the Member's projected annual benefit (within the meaning of section 415(e)(2)(A) of the Code) under the Defined Benefit Plan determined as of the close of such Plan Year, and the denominator of which is the lesser of the following amounts:

              (1) the product of 1.25 multiplied by $90,000 (provided,
                  however, that as of January 1 of each calendar year, the dollar limitation as determined by the Commissioner of Internal Revenue for that calendar year pursuant to sections 415(b)(1)(A) and 415(d) of the Code shall be substituted for the immediately preceding dollar amount), or

              (2) the  product  of  1.4  multiplied  by  100%  of  the
                  Member's average compensation for his high three (3) years of membership in the Defined Benefit Plan (as defined in section 415(b)(3) of the Code).

         (iii) Third, the Defined Contribution Fraction and the Defined Benefit Fraction for such Plan Year shall be totaled and if the resulting sum is more than one (1.0), then to the extent necessary to produce a Defined Contribution Fraction and a Defined Benefit Fraction for such Plan Year which when added together will equal one (1.0), the Committee shall take the following actions in the following order:

              (1) Apply the relevant provisions of all Defined Benefit
                  Plans that are applicable in the event any such excess arises.

              (2) Apply the relevant  provisions  of all other Defined
                  Contribution Plans that are applicable in the event any such excess arises.

              (3) Reallocate Forfeitures allocated to the Member Account of such Member as provided in subsection 6.4(b) above.

              (4) Reduce the amount of the Employer Contribution allocated to the Member Account of such Member to the extent necessary to eliminate such excess, and allocate and reallocate the amount of any such reduction to the Member Accounts of the other Members as provided for in subsection 6.4(a) to the extent possible without causing the limitations of this subsection 6.5(d) to be exceeded with respect to such other Members, and to the extent that the amount of any such reduction cannot be allocated to the Member Accounts of the other Members by reason of such limitations, to credit such unallocated amount to a "suspense account" and to allocate and reallocate such amount to the Member Accounts of the Members for the next Plan Year pursuant to subsection 6.4(a) prior to the allocation of the Employer Contribution for such Plan Year.

     SECTION 7.  VOTING RIGHTS; EXPENSES; STOCK PURCHASE RIGHTS, ETC.

7.1 VOTING RIGHTS. Each Member shall have the right to direct the Trustee as to the manner in which to vote shares (including fractional shares) of Stock allocated to the Member Account of such Member, and the Trustee shall vote such shares of Stock only in accordance with such directions from the respective Members, provided, however, that with respect to fractional shares allocated to the Member Accounts of the Members, the Trustee shall be deemed to have voted such fractional shares in accordance with directions of the Members if it votes the combined fractional shares allocated to the Members to the extent possible to reflect the directions of the voting Members. In furtherance of this subsection 7.1, the Employer shall furnish or cause to be furnished to the Trustee and to Members appropriate notices and information statements when voting rights with respect to Stock are to be exercised, with such notices and information statements to be provided at the same time and in the same manner, and to have the same content, as the notices and information statements that are required by applicable federal and state law to be provided to holders of Stock. Any other rights with respect to shares of Stock held as part of the Trust Fund that are ordinarily exercisable by the holders of shares of Stock, including for example, without limitation, any dissenters' appraisal rights or a decision whether or not to tender shares of Stock in response to a tender offer therefor, shall be exercised by the Trustee at the direction of the Members in a manner consistent with the foregoing. Any shares of Stock in the Trust Fund which are not allocated to any Member Account shall be voted in the manner determined by the Trustee. Any shares of Stock allocated to a Member Account with respect to which the Trustee does not receive voting directions shall be voted in the manner determined by the Trustee.

     7.2 EXPENSES.

      (a) EXPENSES OF ADMINISTRATION AND OPERATION. All expenses of establishing and administering the Plan and the Trust Fund (including, without limitation, compensation payable to the Trustee under the terms of the Trust Agreement, reasonable expenses, including legal fees and disbursements, incurred by the Employer, the Committee, and the Trustee with respect to establishment and administration of the Plan and the Trust Fund, and all taxes of any kind that may be levied or assessed under existing or future laws upon, or in respect of, the Trust Fund or the income thereof) shall be charged to and paid out of the Trust Fund, unless and to the extent that the Employer elects to pay all or any portion of such expenses. Such expenses charged to and paid out from the Trust Fund shall be taken into account in computing the net appreciation (or depreciation) of the Trust Fund for purposes of subsection 6.4(d).

     (b) TRANSACTION COSTS. Brokerage commissions, stamp and transfer taxes, and other charges ordinarily incurred in connection with the purchase and/or sale of stock and securities that are paid or incurred by the Trustee in connection with the purchase or sale of Stock held as part of the Trust Fund shall be considered to constitute either an additional cost of Stock purchased for the Trust Fund or a reduction of the proceeds from the sale of Stock from the Trust Fund, as the case may be, and not an expense within the scope of subsection 7.2(a), Notwithstanding anything to the contrary contained herein, no brokerage commissions shall be paid from the Trust Fund with respect to transactions between the Employer or an Affiliate and the Trust Fund involving the sale, purchase, or transfer of Stock, and stamp and transfer taxes and other charges with respect to such transactions shall be paid from the Trust Fund only if, and to the extent that, an independent party dealing at arm's-length with the Employer or an Affiliate in a similar transaction would ordinarily pay such taxes or other charges.

               SECTION 8.  VESTED PORTION OF MEMBER ACCOUNTS

      8.1 STOCK ACCOUNTS; OTHER INVESTMENTS ACCOUNTS.

     (a) The vested portions of the Member Account of any Member shall be the percentage of the total amount credited to the Member Account of such Member determined on the basis of the Member's total number of Years of Service in accordance with the following vesting schedule:

                     YEARS OF SERVICEVESTED PERCENTAGE

   Less than 5   0%
   5 or more    100%

          Notwithstanding the preceding sentence, a Member shall become 100% vested in his Member Account upon the earliest to occur of the following while employed by the Employer or any Affiliate: his Total Disability, his attainment of his Normal Retirement Age, or his death.

     (b) A Member's Vested Benefit shall not be reduced as the result of any direct or indirect amendment to this Section 8. In the event that the vesting schedule set forth in subsection 8.1(a) is amended or modified (whether by application of the provisions of Section 15 or otherwise), a Member with at least three (3) Years of Service as of the expiration date of the "election period" described in the second sentence below may elect to continue to be subject to the vesting schedule in effect prior to such amendment. If a Member fails to make such election, then such Member shall be subject to the new vesting schedule. The Member's "election period" shall commence on the date of adoption of the amendment and shall end 60 days after the latest of: (i) the adoption date of the amendment; (ii) the effective date of the amendment; or (iii) the date the Member receives written notice of the amendment from the Employer or the Committee.

8.2 BREAKS IN SERVICE. For the purposes of this Section 8, if a Former Member is reemployed by the Employer or an Affiliate after a Break in Service has occurred, the Years of Service shall include Years of Service prior to the Break in Service, subject to the following rules:

     (a) If a Former Member incurred a Break in Service, his pre-break and post-break Service shall be used for computing Years of Service (except as set forth in (b) and (c) below);

     (b) A Former Member's Vested Benefit attributable to Service prior to a Break in Service shall not be increased as a result of Service following a Five-Year Break in Service;

     (c) If a Former Member with no Vested Benefit incurs a Five-Year Break in Service, the pre-break Service shall not be included in computing Years of Service.

8.3 FULL VESTING ON CHANGE IN CONTROL. Notwithstanding anything in this Plan to the contrary, a Member's Member Account shall be one hundred percent (100%) vested if his employment terminates within five
(5) years following a "Change in Control" of the Plan Sponsor. For this purpose, "Change in Control" means a change in control of the Plan Sponsor of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934 as in effect on January 1, 1997 ("Exchange Act"), provided that such a change in control shall be deemed to have occurred at such time as (i) any "person" (as that term is used in Sections 13(d) and 14(d)(2) of the Exchange Act), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) directly or indirectly, of securities representing 20% or more of the combined voting power for election of directors of the then outstanding securities of the Plan Sponsor or any successor of the Plan Sponsor; (ii) during any period of two (2) consecutive years or less, individuals who at the beginning of such period constitute the Board of Directors cease, for any reason to constitute at least a majority of the Board of Directors, unless the election or nomination for election of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period; (iii) the shareholders of the Plan Sponsor approve any merger, consolidation or share exchange as a result of which the common stock of the Plan Sponsor shall be changed, converted or exchanged (other than a merger with a wholly-owned subsidiary of the Plan Sponsor), or any dissolution or liquidation of the Plan Sponsor or any sale or the disposition of 50% or more of the assets or business of the Plan Sponsor; or (iv) the shareholders of the Plan Sponsor approve any merger or consolidation to which the Plan Sponsor is a party or a share exchange in which the Plan Sponsor shall exchange its shares for shares of another corporation as a result of which the persons who were shareholders of the Plan Sponsor immediately prior to the effective date of the merger, consolidation or share exchange shall have beneficial ownership of less than 50% of the combined voting power for election of directors of the surviving corporation following the effective date of such merger, consolidation or share exchange." For purposes of this Section 8.3, a Change in Control shall be deemed to occur as of the date the shareholders of Merry Land & Investment Company, Inc. approve the Merger (as defined in the Merger Agreement).


           SECTION 9. DETERMINATION AND DISTRIBUTION OF BENEFITS

9.1 DISTRIBUTIONS PRIOR TO TERMINATION OF EMPLOYMENT. Except as provided in subsection 9.14, no distribution shall be made of any portion of the Member Account of a Member prior to such Member's termination of employment with the Employer and its Affiliates. For purposes of this Section 9, a Member shall not be considered to have terminated employment with (or retired from) the Employer and its Affiliates if the Member is immediately thereafter employed with any other Employer or Affiliate. Notwithstanding the foregoing, a Member shall be deemed to have terminated employment, and shall be entitled to distribution of his Member Account in accordance with the provisions of subsection 9.6, if the entity which employs the Member ceases for any reason to be an Affiliate and the employing entity is not an Employer in the Plan.

9.2 DETERMINATION OF BENEFITS UPON RETIREMENT. Upon a Member's retirement on his Normal Retirement Date or Late Retirement Date, as the case may be, all Vested Benefits credited to his Member Account as of the Anniversary Date coinciding with or immediately following such Retirement Date shall become distributable to the Member in accordance with subsection 9.6.

      9.3 DETERMINATION OF BENEFITS UPON DEATH.

     (a) As of the Anniversary Date coincident with or next following the death of a Member prior to retirement or other termination of his employment with the Employer and its Affiliates, the Trustee, in accordance with the provisions of subsection 9.6, shall distribute all Vested Benefits of such deceased Member to his Beneficiary.

     (b) As of the Anniversary Date coincident with or next following the death of a Former Member (which term, for purposes of this subsection 9.3(b), includes any Member who terminated employment with the Employer and its Affiliates prior to his death), the Trustee, in accordance with the provisions of subsection 9.6, shall distribute to his Beneficiary any Vested Benefits remaining credited to the Member Account of such deceased Former Member as of such Anniversary Date.

9.4 DETERMINATION OF BENEFITS IN THE EVENT OF TOTAL DISABILITY. Upon the incurrence of a Member's Total Disability, all Vested Benefits credited to his Member Account as of the Anniversary Date coinciding with or immediately following such incurrence of Total Disability shall become distributable to the Member in accordance with subsection 9.6.

9.5 DETERMINATION OF BENEFITS UPON TERMINATION FOR REASONS OTHER THAN RETIREMENT, DEATH, OR TOTAL DISABILITY.

     (a) Upon a Member's termination of employment with the Employer and its Affiliates for any reason other than retirement, death, or Total Disability, all Vested Benefits credited to his Member Account as of the Anniversary Date coinciding with or immediately following such termination of employment shall become distributable to the Member in accordance with subsection 9.6.

     (b) If, upon a Member's termination of employment with the Employer and its Affiliates for any reason other than retirement, death, or Total Disability, the Member does not have any Vested Benefit, then:

          (i) if the Member terminated employment before January 1, 1996, the amount credited to the Member's Account shall be forfeited and credited to the Forfeiture Suspense Account upon the Member incurring a Five-Year Break in Service; and

          (ii) if the Member terminated employment on or after January 1, 1996, the Member shall be deemed to have received a distribution of his entire Vested Benefit and the nonvested portion of his Member Account shall be forfeited and credited to the Forfeiture Suspense Account upon the later of August 31, 1998, or the date that the Member terminated employment.

     (c) If a Former Member is deemed to receive distribution of his Vested Benefit pursuant to subsection 9.5(b)(ii) and is reemployed by the Employer or an Affiliate before a Five-Year Break in Service, the amount of the Member's Account that became a Forfeiture pursuant to subsection 9.5(b)(ii) shall be restored to the amount on the date of such deemed distribution. Any such restoration of a Member's Account shall be made first from amounts then credited to the
          Forfeiture Suspense Account and the Employer shall contribute to the Plan any additional amounts necessary to complete the restoration.

     (d) This subsection 9.5 shall apply only to a Member who terminates employment with the Employer and its Affiliates prior to his Normal Retirement Date. Any Member who terminates employment with the Employer and its Affiliates on or after his Normal Retirement Date shall be deemed to have retired for purposes of this Section 9, regardless of the reasons therefor.

9.6 METHODS OF DISTRIBUTION. The distribution of a Member Account under subsections 9.2, 9.3, 9.4, and 9.5 shall be made in the following manner:

     (a) Unless otherwise elected by the Member (or the Beneficiary of a Member) in accordance with subsection 9.6(b), the distribution of Stock from a Member Account shall be made in whole shares of Stock, except that cash shall be distributed in lieu of any fractional shares of Stock allocated to any such Member Account.

     (b) A Member (or the Beneficiary of a Member) may file with the Employer an irrevocable election to receive all or a portion (as the Member (or the Beneficiary of a Member) and the Committee shall mutually determine) of the Member Account of the Member distributable under subsections 9.2, 9.3, 9.4, or
          9.5 in cash. Such election shall be made in writing, on a form or forms supplied by the Committee, and must be received by the Employer prior to the distribution of any portion of the Stock in the Member Account of the Member under subsection 9.6(a).

     (c) The distribution of a Member's Other Investments Account shall be made in cash, or in Stock, as the Member (or Beneficiary) may elect.

     (d) The distribution of a Member's Account shall be made in one of the following modes of distribution, as elected in writing by the Member (or the Beneficiary of a Member) on a form or forms supplied by the Committee:

          (i)  A single lump sum distribution; or

          (ii) Distribution in substantially equal annual, quarterly, or monthly installments over a specified period, which period may not exceed the life expectancy of the Member or the joint life expectancy of the Member and his spouse; or

          (iii) Any combination of the foregoing.

          In the absence of such an election, the distribution shall be made in a single lump sum. Upon a Member's written request, the Committee shall direct the Trustee to accelerate the payment of all, or any portion, of the Member's unpaid Vested Benefit.

     (e) Except as otherwise provided in subsection 9.5(b)(ii), the distribution shall be made or commence as soon as practicable following the Anniversary Date of the Plan Year in which the Member terminated employment with the Employer for any reason; provided, however, that if the Member's Vested Benefit exceeds $5,000, no such distribution shall be made prior to the Member's Normal Retirement Age unless the Member consents to an earlier distribution.

     (f) Notwithstanding any other provision of this Plan to the contrary, whenever the Trustee is to make or commence making a distribution as of an Anniversary Date, the distribution may be made or commenced on such date or as soon thereafter as is practicable, but in no event later than 60 days after the Anniversary Date, provided, however, that a distribution of benefits hereunder in any event shall be made or commenced not later than the earliest of the following:

               (i) the 60th day after the close of the Plan Year in which the latest of the following events occurs:

                    (A) the date on which the Member attains Normal Retirement Age;

                    (B) the tenth (10th) anniversary of the date on which the Member commenced participation in the Plan;

                    (C)  the  date  on  which  the  Member  terminates
                         employment   with   the   Employer   and  its
                         Affiliates; or

               (ii) unless the Member otherwise elects, one year after
                    the close of the Plan Year:

                    (A) in which the Member separates from Service by reason of the attainment of Normal Retirement Age, Total Disability, or death; or

                    (B) which is the fifth Plan Year following the Plan Year in which the Member otherwise separates from Service, except that this clause shall not apply if the Member is reemployed by the Employer or an Affiliate before such Plan Year; or

               (iii) the Required Beginning Date.  With  respect  to a
                    Member who attains age 70 1/2 on or after January 1, 1996, and is not a Five Percent Owner (as defined in subsection 15.2(c)) at any time during the calendar year in which the Member attains age 70 1/2 , the Required Beginning Date is the April 1 following the calendar year in which the Member attains age 70 1/2 or, if later, his actual retirement date. Notwithstanding the immediately preceding sentence, a Member who attains age 70 1/2 in a calendar year prior to 1999 and has not retired may elect to have distribution commence upon attainment of age 70 1/2 . With respect to a Member who attains age 70 1/2 on or after January 1, 1996, and is a Five Percent Owner (as defined in subsection 15.2(c)) at any time during the calendar year in which the Member attains age 70 1/2 , the Required Beginning Date is the
                    April 1 of the calendar year following the calendar year in which the Member attains age 70 1/2 .

9.7 DESIGNATION OF BENEFICIARY. Each Employee, upon becoming a Member, may designate in writing a Beneficiary in accordance with the definition of that term provided in subsection 2.1(d). Such designation shall be made in a form satisfactory to the Committee. Subject to the requirements of subsection 2.1(d), any Member may at any time revoke his designation of a Beneficiary or change his Beneficiary by filing written notice of such revocation or change with the Committee.

9.8 DISTRIBUTION FOR MINOR BENEFICIARY. In the event a distribution is to be made to a minor Beneficiary, then the Committee may, in the Committee's sole discretion, direct that such distribution be paid to the legal guardian, or if none, to a parent of such Beneficiary or a responsible adult with whom the Beneficiary maintains his residence, or to the custodian for such Beneficiary under the Uniform Gift to Minors Act or Gift to Minors Act, if such is permitted by the laws of the state in which said Beneficiary resides. Such a payment to the legal guardian, parent, or custodian of a minor Beneficiary shall fully discharge the Trustee, Employer, and Plan from further liability on account thereof.

9.9 PROOF OF DEATH AND RIGHT OF BENEFICIARY OR OTHER PERSON. The Committee may require and rely upon such proof of death and such evidence of the right of any Beneficiary or other person to receive any amounts distributable under subsection 9.6 as the Committee may deem proper, and the Committee's determination of death and of the right of any Beneficiary or other person to receive payments under the Plan shall be conclusive.

9.10 REEMPLOYMENT OF FORMER MEMBER. If a Member who has terminated employment with the Employer or an Affiliate is reemployed by the Employer or an Affiliate on or before the distribution of the Member Account of such Member pursuant to subsection 9.2 or 9.5 above, then, except as provided in subsection 9.14, no distribution of such Member Account shall be made until the Member again retires or incurs a Break in Service.

9.11 OPTION TO REQUIRE EMPLOYER TO PURCHASE STOCK. If any Stock distributed pursuant to this Plan is not "readily tradable on an established securities market" (as defined in the second sentence below) at the time distributed, then the recipient of such shares of Stock received pursuant to such a distribution shall have the right during the Put Option Period (as defined in the next sentence below) to require the Employer, by notice in writing to the Employer within such Period, to purchase such shares of Stock at a price equal to the Fair Market Value of such shares determined as of the Valuation Date coinciding with or immediately preceding the date of such purchase. For purposes of this subsection 9.11, the term "Put Option Period" shall mean (i) the sixty (60) day period commencing on the date following the date of the distribution of the shares of Stock, and
(ii) sixty (60) days during the following Plan Year, which second 60-day period shall be designated by the Employer in accordance with section 409(h)(4) of the Code and the regulations thereunder, provided, however, that such second 60-day period shall not commence prior to (X) the first Valuation Date following termination of the initial 60-day period set forth in (i) above, and (Y) notice, in writing, to the Former Member of the value of the shares of Stock determined as of such Valuation Date. Shares of Stock will be considered not "readily tradable on an established securities market" if such shares either are not traded on a national securities exchange or quoted on a system sponsored by a national securities association, or are subject to a restriction under any federal or state securities law, any regulation thereunder, or any agreement affecting such shares that renders such shares less freely tradable than would be the case if such restriction did not exist. The put option right provided for in this subsection 9.11 shall be exercisable only by a Member, his Beneficiary, the donee of a Member or Beneficiary (but only with respect to shares of Stock received as a gift by such donee), or the person (including an estate or a distributee thereof) to whom shares of Stock pass as the result of the death of the Member or his Beneficiary. The Plan shall have a first right of refusal (but no obligation) to purchase any shares of Stock tendered to the Employer pursuant to this subsection 9.11. The Employer (or the Plan, in the event that the Plan exercises its right described in the immediately preceding sentence) shall have the right, in its sole and absolute discretion, to elect to pay the purchase price for any shares of Stock that were distributed as part of a total distribution (within the meaning of section 409(h)(5) of the Code), and are purchased pursuant to this subsection 9.11, in a single lump sum or, if adequate security is provided, in substantially equal annual installments over a period beginning not later than 30 days after the exercise of the put option right provided for in this subsection 9.11 and not exceeding five (5) years, with interest payable at a reasonable rate (as determined by the Employer, or in the event the Plan elects to purchase such shares, the Committee) on any unpaid installment balance. If the Employer (or the Plan, in the event that the Plan exercises its right described in the second preceding sentence) is required to purchase Stock pursuant to this subsection 9.11 which Stock was distributed as part of an installment distribution, the purchase price for such Stock shall be paid in a single lump sum not later than 30 days after the exercise of the put option right provided for in this subsection 9.11.

9.12 RIGHT OF FIRST REFUSAL TO PURCHASE STOCK. If any Stock distributed pursuant to this Plan is at any time not traded on a national securities exchange or quoted on a system sponsored by a national securities association, then the Employer and the Plan shall have a first right to purchase such shares of Stock prior to a transfer thereof, by sale or otherwise, by the recipient, with such purchase by the Employer or the Plan being at a price equal to the greater of (i) the Fair Market Value of such shares of Stock determined as of the date of purchase, or (ii) the purchase price and other terms offered by a prospective buyer (other than the Plan or the Employer) making a bona-fide good faith offer to purchase such shares of Stock. The first right to purchase the shares of Stock pursuant to this subsection 9.12 shall be exercisable by the Employer and the Plan (with the Plan having priority over the Employer) for fourteen (14) days after the Committee receives from the holder of the shares of Stock written notice that a bona-fide good faith offer to purchase such shares of Stock has been received from a third party, which notice shall identify the offer or and all relevant terms (including, without limitation, the proposed purchase price) of such offer. The Committee may require that a Member (or Beneficiary) entitled to receive a distribution of shares of Stock pursuant to this Plan execute, as a condition to the distribution of such shares, a stock transfer and restriction agreement evidencing the rights of the Employer and the Plan under this subsection 9.12.

9.13 NO OTHER RIGHTS TO PUT OR CALL STOCK. Except as set forth in subsections 9.11 and 9.12, and except as otherwise required by applicable federal or state law, no shares of Stock acquired with the proceeds of an Acquisition Loan shall be subject to any put, call, or other option, or any buy-sell or similar agreement, either while held by the Plan or when distributed by the Plan, irrespective of whether or not the Plan then qualifies as an "employee stock ownership plan" under section 4975(e)(7) of the Code. Notwithstanding anything to the contrary contained in this Plan, this subsection 9.13 and the rights and protections afforded Members and Beneficiaries under subsections 9.11 and 9.12 are not subject to termination, amendment, or modification insofar as such provisions apply to shares of Stock acquired with the proceeds of one or more Acquisition Loans.

      9.14 DISTRIBUTIONS TO QUALIFIED MEMBERS.

      (a) Each Qualified Member (as defined in subsection 9.14(c)) may elect annually within 90 days after the close of each Plan Year in the Qualified Election Period (as defined in subsection 9.14(d)) to withdraw not more than 25 percent of the amounts credited to the Stock Account of such Qualified Member as of the Anniversary Date for such Plan Year (taking into account in applying such 25 percent limitation, or the 50 percent limitation described below, any amounts previously withdrawn pursuant to this subsection 9.14); provided, however, that in the case of the Plan Year with respect to which the Qualified Member can make his last withdrawal election pursuant to this subsection 9.14, this sentence shall be applied by substituting "50 percent" for "25 percent." Any election pursuant to this subsection 9.14 shall be made in writing, on a form or forms supplied by the Committee, and must be received by the Employer not later than 90 days after the close of the Plan Year to which the election relates.

     (b) Unless otherwise elected by the Qualified Member in accordance with the following sentence, distributions of amounts withdrawn from the Stock Account of a Qualified Member pursuant to this subsection 9.14 shall be made in whole shares of Stock, except that cash shall be distributed in lieu of any fractional shares. A Qualified Member may elect in writing on the election form described in subsection 9.14(a) to receive all or a portion of the amounts withdrawn from his Stock Account pursuant to this subsection 9.14 in cash. Distributions of amounts withdrawn pursuant to this subsection 9.14, whether in shares of Stock or cash, shall be made no later than 90 days after the close of the Qualified Election Period in which the withdrawal election is made.

     (c) For purposes of this subsection 9.14, the term "Qualified Member" means any Member who has completed at least 10 years of participation under the Plan and has attained age 55.

     (d) For purposes of this subsection 9.14, the term Qualified Election Period means the five Plan Year period beginning with the Plan Year after the Plan Year in which the Member attains age 55 (or, if later, beginning with the Plan Year after the first Plan Year in which the Member first became a Qualified Member).

9.15    ELIGIBLE ROLLOVER DISTRIBUTIONS.

     (a) Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Member's election under this subsection, a Member may elect, at the time and in the manner prescribed by the Committee, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the Member in a direct rollover.

     (b)  Definitions.

          (i) ELIGIBLE ROLLOVER DISTRIBUTION. An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the Member, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Member or the joint lives (or joint life expectancies) of the Member and the Member's designated Beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under section  401(a)(9)  of  the  Code;  and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net
               unrealized   appreciation   with   respect   to   employer
               securities).

          (ii) ELIGIBLE RETIREMENT PLAN. An eligible retirement plan is an individual retirement account described in section 408(a) of the Code, an individual retirement annuity described in section 408(b) of the Code, an annuity plan described in section 403(a) of the Code, or a qualified trust described in section 401(a) of the Code, that accepts the Member's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

          (iii) MEMBER. For purposes of this subsection 9.15, a Member includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in section 414(p) of the Code, are Members with regard to the interest of the spouse or former spouse.

          (iv) DIRECT  ROLLOVER.   A  direct rollover is a payment by the
               Plan to the eligible retirement plan specified by the Member.

               SECTION 10.  ACCOUNTS AND RECORDS OF THE PLAN

The accounts and records of the Plan shall be maintained by the Committee and shall accurately disclose the status of the Member Account of each Member. Each Member shall be advised from time to time, at least once each Plan Year, of the balance of his Member Account.

                        SECTION 11.  ADMINISTRATION

11.1 ESOP PLAN COMMITTEE. The Plan will be administered by an ESOP Plan Committee (the "Committee") appointed by and serving at the pleasure of the Board of Directors, and consisting of at least two (2) persons who are directors or Employees of the Employer. The Committee shall be a "named fiduciary" of the Plan under ERISA.

11.2 ADMINISTRATIVE RESPONSIBILITY OF THE BOARD OF DIRECTORS. The Board of Directors shall have no duty with respect to the administration of the Plan other than the appointment of members of the Committee. Neither the Board of Directors nor any individual member thereof shall be responsible as such for the performance of duties of the Committee or of any other person with respect to administration of the Plan.

11.3    DUTIES  OF  THE  COMMITTEE.   The  Committee  shall  have  the
following duties, responsibilities, and authority with respect to the administration of the Plan:

     (a) Direct the Trustee with respect to disbursement of benefits and payment of reasonable expenses of the Plan.

     (b) Make such uniform and nondiscriminatory rules, regulations, and forms for the administration and interpretation of the Plan as are not inconsistent with the terms hereof or applicable law.

     (c) Establish and maintain records appropriate to permit the Plan to be administered according to its terms and the requirements of applicable law.

     (d)  Prepare  and  file  or  otherwise disseminate  all  reports,
          filings,  and  documents  required   by  applicable  law  or
          regulation.

     (e) Establish in writing a claims procedure in accordance with regulations of the Secretary of Labor and as provided under ERISA.

     (f) Employ such persons, including, but not limited to, actuaries, accountants, and counsel, as it deems appropriate to perform such duties as may from time to time be required under ERISA and to render advice upon request with regard to any matters arising under the Plan.

     (g) Compute the amount of benefits payable to any Member or Beneficiary in accordance with the provisions of the Plan.

     (h) Interpret the Plan and decide any matters arising hereunder in the administration and operation of the Plan, and any interpretations or decisions so made will be conclusive and binding on all persons having an interest in the Plan; provided, however, that all such interpretations and decisions will be applied in a uniform and nondiscriminatory manner to all Employees similarly situated.

     (i) Take all other steps deemed necessary to properly administer the Plan in accordance with its terms and the requirements of applicable law.

       In carrying out its duties, the Committee shall have full discretionary authority to exercise all powers and to make all determinations, consistent with the terms of the Plan, in all matters entrusted to it, and to remedy any ambiguities, inconsistencies or omissions. The Committee's determinations will be given deference to the maximum extent allowed by law.

     11.4  DELEGATION  AND  ALLOCATION  OF  RESPONSIBILITIES   OF  THE
     COMMITTEE.

     (a) The Committee will elect a chairman from among its members and a secretary who may be, but need not be, one of the members of the Committee.

     (b) In addition, the Committee may allocate its administrative responsibility among its members and may designate persons other than its members to carry out such responsibilities.

     (c) To the extent a duty or responsibility is allocated or delegated in accordance with the above procedure, neither the Committee nor any member thereof (who is not the person to whom the duty is allocated or delegated) shall be liable for an act or omission of the person or persons carrying out said duty or responsibility.

     (d) A named fiduciary or other person to whom a responsibility or duty of the Committee is allocated or delegated in accordance with subsection 11.4(b) shall be responsible only for the performance of that responsibility or duty according to the terms of the delegation or allocation, and shall not be liable for the act or omission of any other person with respect thereto.

     (e) A named fiduciary to whom a fiduciary responsibility of the Committee has been allocated may designate persons other than said named fiduciary to carry out such fiduciary responsibility. Any such designation shall be made in the manner described in subsection 11.4(b). To the extent such designations are made, the named fiduciary making the designation shall not be liable for an act or omission of the person carrying out the delegated responsibilities.

     (f) Any person or group of persons may serve in more than one fiduciary capacity with respect to the Plan.

11.5 COMPENSATION AND EXPENSES. Each member of the Committee shall serve without compensation for services as such if he is an Employee of the Employer, but may receive reimbursement by the Employer of expenses properly and actually incurred in carrying out the duties of the Committee. All expenses incurred by the Committee, or a member thereof, in carrying out the duties of the Committee, shall be paid or reimbursed by the Employer to the extent they are not paid or reimbursed by the Trust Fund.

11.6 MANNER OF ACTION. A majority of the members of the Committee at the time in office shall constitute a quorum for the transaction of business. All resolutions adopted and other actions taken by the Committee at any meeting shall be by vote of a majority of those present at any such meeting. Upon concurrence in writing of a majority of the members of the Committee at the time in office, action of the Committee may be taken without a meeting.

11.7 DISQUALIFICATION OF A MEMBER. A member of the Committee shall not vote upon any question nor upon any right or option under the Plan relating specifically to himself or his Beneficiary.

11.8 RECORDS. All resolutions, proceedings, acts and determinations of the Committee shall be recorded by the secretary thereof or under his supervision, and all such records, together with such documents and instruments as may be necessary for the administration of the Plan, shall be preserved in the custody of the secretary.

11.9 APPLICATION FOR BENEFITS. Each person eligible for a benefit under the Plan shall apply for such benefit by filing with the Employer a claim for benefits, on a form or forms to be furnished by the Committee. Each such person shall also furnish the Employer with such documents, evidence, data, or information in support of such claim as the Committee considers necessary or desirable.

11.10 APPEALS FROM DENIAL OF CLAIMS. If any claim for benefits under the Plan is wholly or partially denied, the claimant shall be given notice in writing of such denial within a reasonable period of time, but not later than 60 days after the claim is filed. Such notice shall set forth the following information:

     (a)  The specific reason or reasons for the denial;

     (b) Specific reference to pertinent Plan provisions on which the denial is based;

     (c) A description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary;

     (d) An explanation that a full and fair review by the Committee of the decision denying the claim may be requested by the claimant or his authorized representative by filing with the Committee, within 90 days after such notice of denial has been received, a written request for such review; and

     (e) If such request is so filed, the claimant or his authorized representative may review pertinent documents and submit issues and comments in writing within the same 90-day period specified in subsection 11.10(d).

The decision of the Committee on review shall be made promptly, but not later than 60 days after the Committee's receipt of the request for review, unless special circumstances require an extension of time for processing, in which case a decision shall be rendered as soon as possible, but not later than 120 days after receipt of the request for review. The decision on review shall be in writing and shall include specific reasons for the denial, written in a manner calculated to be understood by the claimant, and shall include specific references to the pertinent Plan provisions on which the denial is based.

11.11 FACILITY OF PAYMENT. If the Committee shall receive evidence satisfactory to it that a person entitled to receive any payment under the Plan is physically or mentally incompetent to receive such payment and to give a valid release thereof, and that another person or an institution is then maintaining or has custody of such person, and no guardian, committee or other representative of the estate of such person has been duly appointed by a court of competent jurisdiction, the Committee may direct the Trustee to make such payment to such other person or institution, and the release of such other person or institution shall be a valid and complete discharge for such payment.

               SECTION 12.  CONTROL AND MANAGEMENT OF ASSETS

12.1    CUSTODY  OF  ASSETS.   All assets of the Plan shall be held in
trust by the Trustee pursuant to a Trust Agreement not inconsistent with the Plan or the provisions of applicable law, including ERISA.

12.2 DUTIES OF TRUSTEE. The Trustee shall have the exclusive authority and discretion to control and manage the assets of the Plan, subject to the direction of the Board of Directors as provided for in subsection 5.2; provided, however, that the Board of Directors may appoint from time to time an independent fiduciary to act in lieu of the Trustee with respect to certain matters concerning the assets of the Plan.

12.3 AUTHORITY OF THE BOARD OF DIRECTORS. The Board of Directors shall have the authority to appoint a Trustee and/or an independent fiduciary to exercise control and management of assets pursuant to subsection 12.2 and to make appropriate determinations with respect to continuation or removal of the Trustee or independent fiduciary. The Board of Directors may delegate the authority granted to it under this subsection 12.3 to a committee of two or more members of the Board of Directors or to such other persons as may be allowed by law.

                  SECTION 13.  AMENDMENT AND TERMINATION

13.1 FUTURE OF PLAN. While it is the intention of the Employer to continue the Plan indefinitely, the Employer shall have the right to terminate the Plan at any time. The Plan may be amended at any time and from time to time by action of the Board of Directors or any person or persons to whom the Board of Directors may specify in writing; provided, however, that no such amendment or termination shall be effective which shall attempt to transfer assets of the Plan to purposes other than for the exclusive benefit of Members and their Beneficiaries, or which shall cause or permit any assets of the Plan to revert to or become the property of the Employer prior to the satisfaction of all liabilities of the Plan.

13.2 CONTINUED QUALIFICATION OF PLAN. Notwithstanding anything in this Plan to the contrary, the Board of Directors may make any and all modifications of the Plan and Trust Agreement which the Board of Directors shall deem necessary or appropriate in order to qualify the Plan and Trust Agreement, and to keep the Plan and Trust Agreement qualified, under the applicable provisions of the Code and the applicable regulations promulgated thereunder or any amendment to the Code or such regulations, or to cause the Plan to satisfy the requirements of sections 4975(d)(3) and (e)(7) of the Code and the applicable provisions of ERISA relating to employee stock ownership plans.

13.3 TERMINATION OF PLAN. In the event that the Plan is terminated or partially terminated, or in the event of a complete discontinuance of contributions under the Plan, the right of all "affected employees" to benefits accrued under the Plan as of the date of such termination, partial termination, or discontinuance of contributions shall be nonforfeitable. For purposes of this subsection 13.3, such a termination, partial termination or discontinuance of contributions shall be deemed to occur as a result of any transaction or transactions contemplated by the Merger Agreement, and the persons who are "affected employees" for purposes of this subsection 13.3 shall be limited solely to those Members who are employed by Merry Land & Investment Company, Inc. or one of its Affiliates immediately prior to the Distribution (as defined in Section 1.2(e) of the Merger Agreement) and who either (i) are employed by Equity Residential Properties Trust or Equity Residential Properties Management Limited Partnership immediately after the Merger (as defined in Recital A of the Merger Agreement), or (ii) incur an involuntary termination as the sole and direct result of the transactions contemplated by the Merger Agreement. For purposes of any such termination, partial termination or discontinuance of contributions which may be deemed to occur as a result of any transaction contemplated by the Merger Agreement, no Member, Former Member or any other person shall be deemed to be an "affected employee" for purposes of this subsection 13.3 if such Member, Former Member or person (x) was deemed to have received a distribution of his entire Vested Benefit and the nonvested portion of his Member Account became a Forfeiture as of August 31, 1998, pursuant to subsection 9.5(b)(ii) of the Plan, (y) voluntarily terminated employment with any Employer, or (z) was an employee of Merry Land Properties, Inc. or one of its Affiliates immediately following the Distribution.

13.4    MERGER   OR  CONSOLIDATION  OR   TRANSFER.    No   merger   or
consolidation of the Plan with, or any transfer of assets or liabilities of the Plan to or from, any other plan shall occur unless each Member in the Plan would be entitled to receive a benefit immediately after such merger, consolidation, or transfer (if the Plan had then terminated) which is equal to or greater than the benefit he would have been entitled to receive immediately before such merger, consolidation, or transfer (if the Plan had then terminated).

      SECTION 14.  FIDUCIARY LIABILITY INSURANCE AND INDEMNIFICATION

14.1    FIDUCIARY LIABILITY INSURANCE.

     (a) The Plan may purchase insurance for its fiduciaries or for itself to cover potential liability or losses occurring by reason of the act or omission of a fiduciary, but any such insurance purchased by the Plan must permit recourse by the insurer against a fiduciary in the case of a breach of fiduciary obligation by such fiduciary.

     (b) A fiduciary may purchase insurance to cover potential liability for any act or omission of said fiduciary.

     (c) The Employer may purchase insurance to cover potential liability of one or more persons who serve in a fiduciary capacity with respect to this Plan.

     (d) Nothing in this subsection 14.1 shall be construed as requiring the purchase of any insurance.

14.2 INDEMNITY. The Plan Sponsor hereby indemnifies and saves harmless the members of the Board of Directors, the Committee and its members, any person or persons to whom the Board of Directors may delegate  its duties hereunder,  each  Employer's  officers,  and  the
Trustee, from and against any and all liability, loss or other financial consequence arising by reason of any omission, act or conduct (except willful misconduct or gross negligence) in any of such indemnified persons' official capacities in the administration, management or operation of the Trust and/or Plan, including all expenses reasonably incurred in their defense, in case the Employer fails to provide such defense. The indemnification provisions of this subsection 14.2 shall not relieve any person from any liability he may have under ERISA. Furthermore, any of the persons indemnified hereunder and the Plan Sponsor may execute a letter agreement further delineating the indemnification provided under this subsection 14.2, provided the letter agreement must be consistent with and shall not violate ERISA.

                     SECTION 15.  TOP HEAVY PROVISIONS

15.1 TOP HEAVY PLAN REQUIREMENTS. Notwithstanding any other provisions of the Plan, if for any Plan Year the Plan is determined to be a Top Heavy Plan (as defined in subsection 15.3) within the meaning of section 416(g) of the Code, then the following requirements shall apply:

     (a) The top heavy vesting requirement of section 416(b) of the Code set forth in subsection 15.4;

     (b) The top heavy minimum contribution requirement of section 416(c) of the Code set forth in subsection 15.5;

     (c)  The  top  heavy  limitation  on  compensation requirement of section 416(d) of the Code set forth in subsection 15.6; and

     (d) The top heavy adjustments in the maximum benefit and contribution limitations of section 416(h) of the Code set forth in subsection 15.7.

15.2    DEFINITIONS.   For purposes of this Section 15, the  following
terms shall have the respective meanings set forth below:

     (a) "AGGREGATION GROUP" means either a Required Aggregation Group (as defined in subsection 15.2(i)) or a Permissive Aggregation Group (as defined in subsection 15.2(h)).

     (b)  "DETERMINATION DATE" means,  with  respect to any Plan Year,
          (i) the last day of the immediately  preceding Plan Year, or
          (ii) in the case of the first Plan Year of the Plan, the last day of such Plan Year.

     (c) "FIVE PERCENT OWNER" means any person who owns (or is considered as owning within the meaning of section 318 of the Code, as modified by substituting "5 percent" for "50 percent" in section 318(a)(2)(C) of the Code) more than five percent (5%) of the outstanding stock of the Employer or any Affiliated Corporation or stock possessing more than five percent (5%) of the total combined voting power of all stock of the Employer or any Affiliated Corporation, or any person who owns more than five percent (5%) of the capital or profits interest in any Affiliate that is not a corporation.

     (d) "KEY EMPLOYEE" means, for any Plan Year, any employee or former employee of the Employer or an Affiliated Corporation or beneficiary of such employee who, at any time during such Plan Year or any of the four (4) preceding Plan Years, is:

          (i) An officer of the Employer or an Affiliated Corporation having an annual compensation greater than 150 percent of the amount in effect under section 415(b)(1)(A) of the Code for any such Plan Year within the meaning of section 416(i)(1)(A)(i) of the Code and the regulations thereunder;

          (ii) One of the ten employees of the Employer or an Affiliate having annual compensation (within the meaning of section 415 of the Code) from the Employer or an Affiliate of more than the limitation in effect under section 415(c)(1)(A) of the Code and owning (or considered as owning within the meaning of section 318 of the Code, as modified by substituting "5 percent" for "50 percent" in section 318(a)(2)(C) of the Code) both more than a 1/2 percent ownership interest in the Employer and the largest interests in the Employer or any Affiliate within the meaning of section 416(i)(1)(A)(ii) of the Code and the regulations thereunder;

          (iii) A Five Percent Owner (as defined in subsection 15.2(c)), within the meaning of section 416(i)(1)(A)(iii) and (B)(i) of the Code and the regulations thereunder; or

          (iv) A One Percent Owner (as defined in subsection 15.2(f)) having aggregate annual compensation (within the meaning of section 415 of the Code) from the Employer and all Affiliates of more than $150,000, within the meaning of section 416(i)(1)(A)(iv) and (B)(ii) of the Code and the regulations thereunder.

     (e) "NON-KEY EMPLOYEE" means any employee of the Employer or an Affiliate or beneficiary of such employee who is not a Key Employee, within the meaning of section 416(i)(2) of the Code and the regulations thereunder.

     (f) "ONE PERCENT OWNER" means any person who would be described in subsection 15.2(c) as a Five Percent owner if "one percent (1%)" were substituted for "five percent (5%)" each place it appears in subsection 15.2(c).

     (g) "PENSION PLAN" means any Defined Benefit Plan (as defined in subsection 6.5(a)(ii)) or any Defined Contribution Plan (as defined in subsection 6.5(a)(iii)).

     (h) "PERMISSIVE AGGREGATION GROUP" means a Required Aggregation Group (as defined in subsection 15.2(i)) that also includes a Pension Plan of the Employer or an Affiliate which, although not required to be included in the Required Aggregation Group, is treated by the Employer or an Affiliate as being part of such Required Aggregation Group, provided that such Required Aggregation Group would continue to meet the requirements of sections 401(a)(4) and 410 of the Code with such Pension Plan being taken into account.

     (i) "REQUIRED AGGREGATION GROUP" means (i) each Pension Plan of the Employer or an Affiliate in which a Key Employee is a member, and (ii) each other Pension Plan of the Employer or an Affiliate which enables any Pension Plan described in the immediately preceding clause (i) to meet the requirements of section 401(a)(4) or 410 of the Code.

     (j) "TOP HEAVY GROUP" means, with respect to any Plan Year, an Aggregation Group if, as of the Determination Date with respect to such Plan Year, (i) the sum of (1) the present value of the cumulative accrued benefits (determined, in accordance with section 416(g) of the Code and the regulations thereunder, as of the most recent date which is within a twelve (12) month period ending on such Determination Date that is used for computing Defined Benefit Plan costs for minimum funding) for Key Employees under all Defined Benefit Plans (as defined in subsection 6.5(a)(ii)) included in such Aggregation Group, and (2) the aggregate of the accounts (determined, in accordance with section 416(g) of the Code and the regulations thereunder, as of the Valuation Date (as defined in subsection 2.1) coincident with or immediately preceding such Determination Date) of Key Employees under all Defined Contributions Plans (as defined in subsection 6.5(a)(iii)) included in such Aggregation Group, exceeds (ii) sixty percent (60%) of a similar sum determined for Key Employees and Non-Key Employees; provided, however, that if any employee is a Non-Key Employee with respect to any Pension Plan for any Plan Year, but such employee was a Key Employee with respect to such Pension Plan for any prior Plan Year, any accrued benefit for such employee and any account of such employee shall not be taken into account for purposes of the foregoing determination, and provided further, that, with respect to Plan Years commencing after December 31, 1984, if any employee has not performed any services for the Employer or an Affiliate maintaining the Pension Plan (other than benefits under the Pension Plan) at any time during the five-year period ending on the Determination Date, any accrued benefit for such employee and any account of such employee shall not be taken into account. For purposes of this subsection 15.2(j), the accrued benefit of any Non-Key Employee shall be determined (i) under the method which is used for accrual purposes for all Pension Plans of the Employer and Affiliates, or (ii) if there is no method described in clause (i), as if such benefit accrued not more rapidly than the slowest accrual rate permitted under section 411(b)(1)(C) of the Code. For purposes of determining the present value of the cumulative accrued benefit for any employee, or the amount of the account of any employee, such present value or amount shall be increased by the aggregate distributions made with respect to such employee under the Pension Plan during the five-year period ending on the Determination Date. The preceding sentence shall also apply to distributions under a terminated Pension Plan which if it had not been terminated would have been required to be included in an Aggregation Group.

15.3 DETERMINATION OF TOP HEAVY PLAN. The Plan shall be a Top Heavy Plan for any Plan Year commencing after December 31, 1984, in which the Plan is included in a Top Heavy Group (as defined in subsection 15.2(j)).

15.4 TOP HEAVY VESTING REQUIREMENT. For any Plan Year with respect to which the Plan is determined to be a Top Heavy Plan, each Member's Vested Benefit in his Member Account shall be determined under the vesting schedule set forth in the first sentence of subsection 8.1(a) or under the following vesting schedule, whichever produces the greater percentage:

                             VESTING SCHEDULE

                     YEARS OF SERVICEVESTED PERCENTAGE

   Less than 3      0%
   3 or more        100%

15.5    TOP HEAVY MINIMUM CONTRIBUTION REQUIREMENT.

     (a) Except as provided in subsection 15.5(b), for any Plan Year with respect to which the Plan is determined to be a Top Heavy Plan, the Employer shall contribute to the Plan on behalf of each Member who is a Non-Key Employee and who is employed by the Employer on the last day of such Plan Year an amount which, when added to the sum of the amount of the Employer Contribution and the amount of Forfeitures (as defined in subsection 2.1(s)) allocated to such Member for such Plan Year under subsection 6.4 and the amount of employer contributions and forfeitures (but not including any employer contribution made on the Member's behalf pursuant to a qualified cash or deferred arrangement (within the meaning of section 401(k)(2) of the Code) with respect to Plan Years commencing after December 31, 1988) allocated to such Member for such Plan Year under all other Defined Contribution Plans (as defined in subsection 6.5(a)(iii)), shall be not less than three percent (3%) of such Member's 415 Compensation (as defined in subsection 6.5(a)(iv)) for such Plan Year; provided, however, that if the amount of the Employer Contribution and the amount of the Forfeitures and the amount of employer contributions and forfeitures under all other such Defined Contribution Plans for such Plan Year allocated to each Member who is a Key Employee is less than three percent (3%) of such Member's compensation (within the meaning of section 415 of the Code) for such Plan Year, then the Employer shall contribute to the Plan for such Plan Year on behalf of each Member who is a Non-Key Employee and who is employed by the Employer on the last day of such Plan Year an amount which, when added to the sum of the amount of the Employer Contribution and the amount of the Forfeitures allocated to such Member for such Plan Year under subsection 6.4 and the amount of employer contributions and forfeitures (but not including any employer contribution made on the Member's behalf pursuant to a qualified cash or deferred arrangement (within the meaning of section 401(k)(2) of the Code) with respect to Plan Years commencing after December 31, 1988) allocated to such Member for such Plan Year under all other Defined Contribution Plans (as defined in subsection 6-5(a)(iii)), shall be not less than a percentage of such Member's 415 Compensation (as defined in subsection 6.5(a)(iv)) for such Plan Year, which percentage shall be the ratio of the sum of the amount of the Employer Contribution and the amount of Forfeitures and the amount of employer contributions and forfeitures under all other such Defined Contribution Plans to 415 Compensation (as defined in subsection 6.5(a)(iv)) for such Plan Year for the Key Employee for whom such ratio is the highest. All amounts contributed to the Plan pursuant to this subsection 15.5(a) on behalf of a Member shall be credited to such Member's Member Account as provided for in subsection 6.4.

     (b)  For  any  Plan  Year  with  respect  to which  the  Plan  is determined to be a Top Heavy Plan, the Employer shall contribute to the Plan on behalf of each Member who is (i) a Non-Key Employee, (ii) employed by the Employer on the last day of such Plan Year, and (iii) a member of a Defined Benefit Plan (as defined in subsection 6.5(a)(ii)) for such Plan Year an amount which, when added to the sum of the amount of the Employer Contribution and the amount of Forfeitures (as defined in subsection 2.1(s)) allocated to such Member for such Plan Year under subsection 6.4 and the amount of employer contributions and forfeitures (but not including any employer contribution made on the Member's behalf pursuant to a qualified cash or deferred arrangement (within the meaning of section 401(k)(2) of the Code) with respect to Plan Years commencing after December 31, 1988) allocated to such Member for such Plan Year under all other Defined Contribution Plans (as defined in subsection 6.5(a)(iii)), shall be not less than five percent (5%) (or such lesser percentage as may be required to satisfy the combined minimum contribution and benefit requirements of section 416(c) of the Code, taking into account the accrued benefit derived from employer contributions under such Defined Benefit Plan for such Member for such Plan Year) of such Member's 415 Compensation (as defined in subsection 6.5(a)(iv)) for such Plan Year; provided, however, that neither subsection 15.5(a) nor this subsection 15.5(b) shall apply to any Non-Key Employee for any Plan Year in which such Non-Key Employee is a member of a Defined Benefit Plan (as defined in subsection 6.5(a)(ii)) if the accrued benefit derived from employer contributions under such Defined Benefit Plan for such Non-Key Employee for such Plan Year equals or exceeds the minimum benefit prescribed by section 416(c)(1) of the Code (as modified by section 416(h)(2)(A) of the Code, if applicable).

15.6 TOP HEAVY LIMITATION ON COMPENSATION REQUIREMENT. For any Plan Year beginning prior to January 1, 1994, with respect to which the Plan is determined to be a Top Heavy Plan, the annual Compensation (as defined in subsection 2.1) of each Employee taken into account under the Plan shall not exceed the first $200,000 of such Compensation, and for any Plan Year beginning on or after January 1, 1994, with respect to which the Plan is determined to be a Top Heavy Plan, the annual Compensation (as defined in subsection 2.1) of each Employee taken into account under the Plan shall not exceed the first $150,000 (as adjusted in both cases from time to time by the Secretary of the Treasury).

15.7 TOP HEAVY ADJUSTMENTS IN THE MAXIMUM BENEFIT AND CONTRIBUTION LIMITATIONS. For any Plan Year with respect to which the Plan is determined to be a Top Heavy Plan, subsections 6.5(d)(i)(1) and 6.5(d)(ii)(1) shall be applied by substituting "1.0" for "1.25"; provided, however, that this subsection 15.7 shall not apply for any Plan Year with respect to which the Plan is determined to be a Top Heavy Plan if (i) for such Plan Year the Plan would not be a Top Heavy Plan if "ninety percent (90%)" were substituted for "sixty percent (60%)" where it appears in subsection 15.2(j), (ii) the Employer elects to substitute "four percent (4%)" for "three percent (3%)" each place it appears in subsection 15.5(a), and (iii) the Employer elects to substitute "seven and one-half percent (7-1/2%)" for "five percent (5%)" where it appears in subsection 15.5(b).

                        SECTION 16.  MISCELLANEOUS

16.1 REPRESENTATIONS TO FIDUCIARIES. Any person who is a fiduciary with respect to this Plan shall be entitled to rely on representations made by Members, Employees, and Beneficiaries with respect to age and other personal facts, unless said fiduciary knows said representations to be false.

16.2 STANDARD OF FIDUCIARY CONDUCT. Each fiduciary shall discharge his duties and responsibilities with respect to the Plan solely in the interest of the Members and Beneficiaries of the Plan and according to the terms hereof, for the exclusive purpose of providing benefits to Members and their Beneficiaries, with the care, skill, prudence and diligence under the circumstances prevailing from time to time that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of like character and with like aims.

16.3 LIMITATION ON LIABILITY. The duties and responsibilities allocated to each fiduciary under the Plan shall be the several and not joint responsibility of each, and no such fiduciary shall be liable for the act or omission of any other fiduciary unless:

          (i) by his failure to properly administer his specific responsibility he has enabled such other person to commit a breach of fiduciary responsibility,

          (ii) he knowingly participates in, or knowingly undertakes to conceal, an act or omission of another person, knowing such act or omission to be a breach, or

          (iii) having knowledge of the breach of another, he fails to make reasonable efforts under the circumstances to remedy said breach.

16.4 INTERPRETATION OF PLAN. To the extent not preempted by ERISA or other federal law, the provisions and validity and construction of this Plan shall be subject to and governed by the laws of the State of Georgia (excluding the choice of law rules thereof).

16.5 NOTICE OF ADDRESS. Each person entitled to benefits under the Plan must file with the Committee, in writing, his mailing address and each change of mailing address. Any communication, statement or notice addressed to such person at such address shall be deemed sufficient for all purposes of the Plan, and there shall be no obligation on the part of the Employer, the Committee or the Trustee to search for or to ascertain the location of such person.

16.6 FUND TO BE FOR THE EXCLUSIVE BENEFIT OF MEMBERS. The Employer Contributions to the Trust Fund shall be for the exclusive purpose of providing benefits to the Members and their Beneficiaries and no part of the Trust Fund shall revert to the Employer, except as follows:

     (a) If any part or all of an Employer Contribution is disallowed as a deduction under section 404 of the Code with respect to the Employer, then to the extent of such disallowance it may be returned to the Employer within one (1) year after the disallowance.

     (b) If the Internal Revenue Service shall refuse to issue, or after the expiration of 270 days following the submission of a request for a determination shall have failed to issue, an initial determination letter stating that the Plan as contained herein meets the requirements of section 401(a) of the Code, the Employer shall be entitled to receive a return of all Employer Contributions made hereunder. Any such request for a return of Employer Contributions must be made by the Employer within one (1) year after such refusal or failure to issue a determination letter.

   (c) If any part of any Employee Contribution or payment is made by an Employer to  the Plan by a mistake of fact, such
contribution or payment may be returned
                              to the  Employer  within  one  (1)  year
after payment of the contribution.

16.7 RESTRICTIONS ON ALIENATION. Except with respect to the creation, assignment, or recognition of a right to a benefit payable with respect to a Member pursuant to a qualified domestic relations order (as defined in Section 414(p) of the Code), no benefit payable under the Plan to any person shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge, and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge the same shall be void. No such benefit shall be in any manner liable for, or subject to, the debts, contracts, liabilities, engagements, or torts of any person nor shall it be subject to attachment or legal process for, or against, any person, and the same shall not be recognized under the Plan, except to such extent as may be provided pursuant to a qualified domestic relations order or otherwise required by law.

16.8 NO ENLARGEMENT OF EMPLOYEE RIGHTS. Nothing contained in the Plan shall be deemed to give an Employee the right to be retained in the service of the Employer or to interfere with the right of the Employer to discharge or retire any Employee at any time.

16.9    HEADINGS.    The   headings  of  the  Plan  are  inserted  for
convenience of reference only and shall have no effect upon the meaning of the provisions hereof.

16.10 PLAN CONTINGENT UPON INTERNAL REVENUE SERVICE APPROVAL. The Plan, as amended and restated herein, shall be submitted to the Internal Revenue Service for, and is contingent upon receipt of, a determination that the Plan qualifies as a stock bonus plan under section 401(a) of the Code, and that the related trust qualifies for tax-exempt status under section 501(a) of the Code.

   This Plan is executed as of the dates indicated below.



   MERRY LAND & INVESTMENT COMPANY, INC.



   By:_______________________________________

ATTEST:                     Title:_________________________

__________________________  Date:_____________________________________

   MERRY LAND PROPERTIES, INC.



   By:_______________________________________

ATTEST:                     Title:_____________________________________

_________________________   Date:_____________________________________


                                  CONSENT

   The Trustee hereby consents to this amendment and restatement of the Merry Land & Investment Company, Inc. Employee Stock Ownership Plan.

                               TRUSTEE:


WITNESS:                      ___________________________
                              W. TENNENT HOUSTON

_____________________         Date:______________________